UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:	BlackRock Strategic Global Bond Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund outperformed its primary benchmark, the Bloomberg Global Aggregate Bond Index. For the same period, all the Fund’s share classes outperformed its custom benchmark, comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

The Fund’s relatively short stance with respect to U.S. duration (and corresponding interest rate sensitivity) added to performance as Treasury yields rose over the period. Positioning with respect to both developed market and emerging market currencies contributed positively to the Fund’s relative performance as the U.S. dollar strengthened over the period. In addition, positioning across developed market interest rates proved additive.

Positioning with respect to emerging market spread assets and interest rates detracted from the Fund’s relative performance over the period, along with positioning in U.S. investment grade corporate credit.

The Fund’s reported cash position largely reflects the use of short-term derivatives held for risk management purposes as well as to manage exposures. The use of derivatives detracted modestly from the Fund’s performance as the Fund’s duration and currency exposures were managed throughout the reporting period.

Describe recent portfolio activity.

During the first quarter of 2022, the Fund maintained a defensive posture given the increased macro uncertainty, including the volatile geopolitical environment, elevated inflation and commodity complex backdrop, and global monetary policy tightening. Given these crosscurrents, the Fund held an elevated high-quality allocation across U.S. and non-U.S. investment grade corporate bonds, agency mortgage-backed securities, municipal bonds, and shorter-maturity securitized assets, while keeping the allocation to U.S. and non-U.S. high yield corporate credit towards the lower-end of the Fund’s historical range.

Moving into the second quarter of 2022, the Fund maintained a defensive posture as yields rose and spreads widened on the back of concerns around high inflation, global monetary policy tightening and slowing global economic growth. The Fund’s duration was actively managed, while favoring Treasury inflation-protected securities (“TIPS”) as valuations there appeared attractive. Within spread assets, the Fund preferred high-quality paper, such as U.S. investment grade corporate bonds, municipal bonds and select securitized assets. In addition, the Fund opportunistically rotated out of bank loans and into U.S. high yield corporate credit given attractive spread levels while trimming the overweight to emerging market debt.

Entering the second half of 2022, market dislocations created opportunities to build an efficient fixed income portfolio with an attractive yield and more moderate risk as the Fed remained focused on fighting entrenched inflation regardless of the cost to growth. The Fund increased U.S. duration, particularly in the front-end of the yield curve, and remained overweight the U.S. dollar. Outside of the U.S., the Fund held a tactical short-dated U.K. sovereign position, while remaining less favorable towards European sovereigns. In addition, the Fund held a short position with respect to Japanese long-term government bonds in anticipation of potential policy tightening. Within spread assets, the Fund continued to focus on shorter-maturity, high-quality U.S. and non-U.S. investment grade corporate bonds, as well as high-quality securitized assets. The Fund tactically traded agency MBS as a sharp selloff pushed spreads wider. Finally, the Fund maintained a defensive posture relative to emerging market debt.

Describe portfolio positioning at period end.

At period-end, the Fund’s yield curve exposure was focused on shorter maturities. With respect to spread assets, the Fund was most constructive on higher quality sectors of the fixed income market, such as U.S. investment grade corporate bonds, agency MBS and select securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock Strategic Global Bond Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from approximately twenty-four different local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance

			Average Annual Total Returns(a)(b)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.31%	3.11%	(14.85)%	N/A	(0.29)%	N/A	0.87%	N/A
Investor A	2.92	2.69	(14.92)	(18.33)%	(0.50)	(1.31)%	0.63	0.22%
Investor C	2.28	2.12	(15.56)	(16.39)	(1.25)	(1.25)	0.01	0.01
Class K	3.35	3.26	(14.67)	N/A	(0.20)	N/A	0.91	N/A

Bloomberg Global Aggregate Bond Index	—	—	(16.25)	N/A	(1.66)	N/A	(0.44)	N/A
Custom Benchmark(c)	—	—	(16.27)	N/A	(1.62)	N/A	N/A	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.
(c)

A customized performance benchmark comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index. The Bloomberg EM ex Korea Bond Index commenced in June 2013; therefore, it does not have a 10-year return.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period(a)	Ending Account Value (12/31/22)	Expenses Paid During the Period	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$971.00	$2.88	$2.68	$1,000.00	$1,022.28	$2.96	$1,022.48	$2.75	0.58%	0.54%
Investor A	1,000.00	971.50	4.12	3.93	1,000.00	1,021.02	4.23	1,021.22	4.02	0.83	0.79
Investor C	1,000.00	967.80	7.84	7.64	1,000.00	1,017.24	8.03	1,017.44	7.83	1.58	1.54
Class K	1,000.00	973.00	2.54	2.44	1,000.00	1,022.63	2.60	1,022.74	2.50	0.51	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2022 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments
Corporate Bonds	31.0%
U.S. Government Sponsored Agency Securities	27.1
Foreign Agency Obligations	16.1
Non-Agency Mortgage-Backed Securities	5.9
Asset-Backed Securities	5.9
U.S. Treasury Obligations	5.3
Investment Companies	4.2
Municipal Bonds	1.9
Floating Rate Loan Interests	1.1
Common Stocks	1.0
Other*	0.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments
United States	69.9%
China	5.4
United Kingdom	3.7
Cayman Islands	3.1
Japan	2.4
Mexico	2.1
Netherlands	1.6
Italy	1.6
Brazil	1.2
France	1.1
Germany	1.0
Other#	6.9

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Schedule of Investments for such countries/geographic regions.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Strategic Global Bond Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

The Benefits and Risks of Leveraging	BlackRock Strategic Global Bond Fund, Inc.

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund was not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 2.7%
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 5.38%, 01/15/33	USD	250	$234,946
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 5.21%, 01/17/31		400	392,451
ALM Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 5.93%, 10/15/29		250	242,968
Apidos CLO XXXVI, Series 2021-36A, Class B, (3 mo. LIBOR US + 1.60%), 5.84%, 07/20/34		250	238,843
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 5.25%, 10/15/30		400	395,856
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.97%), 5.21%, 07/20/30		590	583,542
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 5.34%, 01/20/31		500	492,985
Carlyle Global Market Strategies CLO Ltd., Series 2014- 3RA, Class A1B, (3 mo. LIBOR US + 1.30%), 5.66%, 07/27/31		1,000	969,755
Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, (3 mo. LIBOR US + 1.65%), 5.73%, 07/17/34		250	238,663
CBAM Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 5.49%, 07/20/30		399	394,430
CIFC Funding Ltd.
Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 5.52%, 10/22/31		1,500	1,480,122
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 5.28%, 10/17/31		2,000	1,975,354
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.60%), 5.84%, 04/20/31		250	243,420
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 5.18%, 01/15/31		750	740,150
Dryden 49 Senior Loan Fund, Series 2017-49, Class AR, (3 mo. LIBOR US + 0.95%), 5.14%, 07/18/30		746	737,372
Eaton Vance CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 5.53%, 10/15/30		250	240,451
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 5.32%, 04/15/33		500	492,004
Gulf Stream Meridian 4 Ltd., Series 2021-4A, Class A2, (3 mo. LIBOR US + 1.85%), 5.93%, 07/15/34		250	240,644
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 5.42%, 04/15/33		1,000	974,798
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 5.22%, 07/23/29		969	956,216
Mariner CLO LLC, Series 2016-3A, Class CR, (3 mo. LIBOR US + 2.05%), 6.37%, 07/23/29		250	238,861
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021- 46A, Class B, (3 mo. LIBOR US + 1.65%), 5.89%, 01/20/36		250	237,445
OCP CLO Ltd., Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.90%), 6.22%, 04/24/29		250	242,013
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 5.05%, 04/15/31		750	738,775

Security		Par (000)	Value

Cayman Islands (continued)
OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 5.89%, 07/02/35	USD	1,000	$956,631
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3 mo. LIBOR US + 1.45%), 5.64%, 04/18/33		300	287,867
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 11.46%, 02/14/34		250	213,827
RR 3 Ltd., Series 2018, Class 3A, (3 mo. LIBOR US + 1.40%), 5.48%, 01/15/30		1,125	1,094,653
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.96%), 5.04%, 04/16/31		500	492,836
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 07/15/34		325	310,890
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 5.35%, 04/25/32		250	244,595
Trimaran CAVU Ltd.
Series 2019-1A, Class B, (3 mo. LIBOR US + 2.20%), 6.44%, 07/20/32		250	243,519
Series 2019-1A, Class C1, (3 mo. LIBOR US + 3.15%), 7.39%, 07/20/32		500	479,822
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3 mo. LIBOR US + 1.28%), 5.36%, 04/15/33		335	324,785
Whitebox CLO I Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 7.37%, 07/24/32		500	464,754

			18,836,243

Denmark — 0.0%
Red & Black Auto Germany 8 UG, Series 8, Class B, (1 mo. EURIBOR + 0.75%), 2.44%, 09/15/30(a)(c)	EUR	100	104,814

Ireland(a)(c) — 0.1%
Avoca CLO XXII DAC, Series 22X, Class B1, (3 mo. EURIBOR + 1.30%), 2.68%, 04/15/35		100	99,350
CVC Cordatus Loan Fund IV DAC, Series 4X, Class BR1, (3 mo. EURIBOR + 1.30%), 3.12%, 02/22/34		100	99,130
Henley CLO IV DAC, Series 4X, Class B1, (3 mo. EURIBOR + 1.35%), 2.89%, 04/25/34		100	98,086

			296,566

Spain — 0.0%
Autonoria Spain FT, Series 2021-SP, Class B, (1 mo. EURIBOR + 0.80%), 2.69%, 01/31/39(a)(c)		166	173,181

United States — 2.8%
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 5.06%, 05/25/36(a)	USD	75	72,334
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 5.42%, 01/28/31(a)(b)		392	387,795
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 5.42%, 01/28/31(a)(b)		392	387,409
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 5.16%, 04/15/31(a)(b)		500	492,394
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(b)		64	58,607
BHG Securitization Trust(b)
Series 2021-A, Class A, 1.42%, 11/17/33		97	90,481
Series 2021-A, Class B, 2.79%, 11/17/33		100	83,765
Series 2022-A, Class C, 3.08%, 02/20/35		200	166,063
Series 2022-C, Class A, 5.32%, 10/17/35		186	184,508

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.55%), 5.63%, 04/15/30(a)(b)	USD	1,018	$983,083
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 5.83%, 07/16/30		1,000	972,755
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 5.19%, 04/18/31		400	393,805
Concord Music Royalties LLC, Series 2022-1A, Class A2, 6.50%, 01/20/73(b)		339	331,016
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 5.20%, 01/15/31(a)(b)		600	592,622
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(b)		204	186,899
Generate CLO 2 Ltd., Series 2A, Class AR, (3 mo. LIBOR US + 1.15%), 5.47%, 01/22/31(a)(b)		600	592,608
Goldman Home Improvement Trust Issuer Trust, Series 2022-GRN2, Class A, 6.80%, 10/25/52(b)		180	179,996
GoodLeap Sustainable Home Solutions Trust(b)
Series 2021-3CS, Class A, 2.10%, 05/20/48		417	296,356
Series 2022-3CS, Class A, 4.95%, 07/20/49		219	202,307
Gracie Point International Funding(a)(b)
Series 2022-2A, Class A, (30 day SOFR + 2.75%), 6.80%, 07/01/24		286	286,042
Series 2022-2A, Class B, (30 day SOFR + 3.35%), 7.40%, 07/01/24		154	154,023
Series 2022-3A, Class A, 7.30%, 11/01/24		228	228,186
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(b)		385	354,219
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(b)		334	309,773
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 5.31%, 01/20/31(a)(b)		600	592,427
LendingPoint Pass-Through Trust(b)
Series 2022-ST1, Class A, 2.50%, 03/15/28		59	55,783
Series 2022-ST2, Class A, 3.25%, 04/15/28		68	64,752
Lendmark Funding Trust, Series 1A, Class A, 5.12%, 07/20/32(b)		301	290,848
Loanpal Solar Loan Ltd., Series 2020-2GF, Class A, 2.75%, 07/20/47(b)		89	73,396
Mariner Finance Issuance Trust, Series 2022-AA, Class A, 6.45%, 10/20/37(b)		250	248,232
Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.50%, 09/21/26(b)		935	888,922
Mosaic Solar Loan Trust(b)
Series 2022-2A, Class A, 4.38%, 01/21/53		97	91,472
Series 2022-3A, Class A, 6.16%, 06/20/53		100	99,722
Navient Private Education Refi Loan Trust, Series 2021-DA, Class A, (Prime - 1.99%), 5.01%, 04/15/60(a)(b)		406	373,451
Nelnet Student Loan Trust(b)
Series 2021-DA, Class B, 2.90%, 04/20/62		450	358,550
Series 2021-DA, Class C, 3.50%, 04/20/62		100	77,970
OneMain Financial Issuance Trust(b)
Series 2019-2A, Class A, 3.14%, 10/14/36		100	89,238
Series 2022-2A, Class A, 4.89%, 10/14/34		280	273,329
Series 2022-2A, Class B, 5.24%, 10/14/34		380	368,527
Series 2022-3A, Class A, 5.94%, 05/15/34		682	678,975
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		190	165,951
Series 2021-C, Class A, 2.18%, 10/08/31		680	594,873
Series 2021-C, Class B, 2.67%, 10/08/31		305	264,741

Security		Par (000)	Value

United States (continued)
Regional Management Issuance Trust(b)
Series 2021-A, Class A, 6.57%, 11/17/32	USD	325	$326,806
Series 2022-1, Class A, 3.07%, 03/15/32		182	166,025
Republic Finance Issuance Trust(b)
Series 2021-A, Class A, 2.30%, 12/22/31		600	537,536
Series 2021-A, Class B, 2.80%, 12/22/31		136	118,837
Series 2021-A, Class C, 3.53%, 12/22/31		100	86,871
Series 2021-A, Class D, 5.23%, 12/22/31		800	654,564
Rockford Tower CLO Ltd., Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 5.43%, 10/20/30(a)(b)		400	394,400
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 5.17%, 01/15/30(a)(b)		400	395,532
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(b)		302	274,305
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 5.20%, 07/15/30(a)(b)		398	390,096
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 5.33%, 10/15/30(a)(b)		400	393,030
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 5.23%, 01/16/31(a)(b)		400	391,452
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 5.52%, 04/20/33(a)(b)		1,750	1,725,467
Voya CLO Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 5.21%, 10/15/30(a)(b)		400	395,034

			19,888,160

Total Asset-Backed Securities — 5.6% (Cost: $40,780,560)			39,298,964

		Shares

Common Stocks

Australia — 0.0%
Glencore PLC		4,738	31,596

Canada — 0.0%
Lululemon Athletica, Inc.(d)		416	133,278

France — 0.0%
LVMH Moet Hennessy Louis Vuitton SE		179	130,257

Germany — 0.1%
Commerzbank AG(d)		2,322	21,710
Mercedes-Benz Group AG, Registered Shares		2,630	171,988

			193,698

Netherlands — 0.0%
Shell PLC		4,312	122,277

United Kingdom — 0.0%
BP PLC, ADR		1,636	57,145
Genius Sports Ltd.(d)		26,450	94,427

			151,572

United States — 0.9%
Abbott Laboratories		464	50,943
Adobe, Inc.(d)		763	256,772
Alcoa Corp.		600	27,282
Align Technology, Inc.(d)		121	25,519
Alphabet, Inc., Class C(d)		680	60,336
Archer-Daniels-Midland Co.		1,469	136,397
Booking Holdings, Inc.(d)		22	44,336

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Bunge Ltd.		1,295	$129,202
Cap Hill Brands(e)		265,896	420,116
CF Industries Holdings, Inc.		933	79,492
Chesapeake Energy Corp.		2,645	249,609
Chubb Ltd.		383	84,490
Coterra Energy, Inc.		2,100	51,597
Crowdstrike Holdings, Inc., Class A(d)		345	36,325
CVS Health Corp.		742	69,147
Datadog, Inc., Class A(d)		976	71,736
Devon Energy Corp.		1,342	82,546
Domino’s Pizza, Inc.		391	135,442
Dynatrace, Inc.(d)		3,742	143,319
Element Solutions, Inc.		6,664	121,218
Eli Lilly & Co.		329	120,361
Energy Transfer LP		8,015	95,138
EQT Corp.		4,922	166,511
Exxon Mobil Corp.		347	38,274
Freeport-McMoRan, Inc.		2,101	79,838
Halliburton Co.		8,523	335,380
Health Care Select Sector SPDR Fund		3,733	507,128
Humana, Inc.		74	37,902
Intuit, Inc.		490	190,718
KLA Corp.		204	76,914
Marathon Oil Corp.		928	25,121
Marathon Petroleum Corp.		1,806	210,200
McDonald’s Corp.		267	70,363
McKesson Corp.		273	102,408
Micron Technology, Inc.		2,575	128,698
Microsoft Corp.		300	71,946
Mr. Cooper Group, Inc.(d)		2,113	84,795
Northrop Grumman Corp.		217	118,397
Otis Worldwide Corp.		436	34,143
Ovintiv, Inc.		605	30,680
Phillips 66		1,974	205,454
Planet Labs PBC		19,680	85,608
Proof Acquisition Corp.(e)		4,080	4,610
Rockwell Automation, Inc.		173	44,560
RXO, Inc.(d)		372	6,398
Salesforce, Inc.(d)		1,379	182,842
Sarcos Technology & Robotics Corp.(d)		1,832	1,028
Schlumberger Ltd.		1,713	91,577
ServiceNow, Inc.(d)		106	41,157
Tesla, Inc.(d)		632	77,850
United Rentals, Inc.(d)		392	139,325
Valero Energy Corp.		419	53,154
Walt Disney Co.(d)		1,297	112,683

XPO Logistics, Inc.(d)		372	12,384

			5,859,369

Total Common Stocks — 1.0% (Cost: $6,921,843)			6,622,047

		Par (000)

Corporate Bonds

Argentina — 0.1%
Generacion Mediterranea SA/Central Termica Roca SA, 9.88%, 12/01/27(b)	USD	342	212,477

Security		Par (000)		Value

Argentina (continued)
Genneia SA, 8.75%, 09/02/27(b)	USD	66		$63,877
YPF SA
7.00%, 09/30/33(c)(f)		14		9,472
7.00%, 12/15/47(b)		167		99,709

				385,535

Australia — 0.1%
AusNet Services Holdings Pty. Ltd., 1.50%, 02/26/27(c)	EUR	100		96,300
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(b)	USD	268		249,937

				346,237

Austria — 0.4%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27(c)	EUR	800		718,436
Erste Group Bank AG(a)(c)
(5 year EURIBOR ICE Swap Rate + 1.10%), 0.88%, 11/15/32		800		678,629
(5 year EURIBOR ICE Swap Rate + 1.30%), 1.00%, 06/10/30		500		471,356
(5 year EURIBOR ICE Swap Rate + 2.10%), 1.63%, 09/08/31		100		92,497
Klabin Austria GmbH, 3.20%, 01/12/31(b)	USD	200		161,000
Suzano Austria GmbH
5.75%, 07/14/26(b)		200		200,538
5.00%, 01/15/30		200		187,100
3.13%, 01/15/32		248		193,130

				2,702,686

Belgium(c) — 0.2%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	100		118,700
KBC Group NV
1.13%, 01/25/24	EUR	400		419,678
(1 year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)	GBP	100		102,927
(5 year EUR Swap + 0.95%), 0.63%, 12/07/31(a)	EUR	600		530,772

				1,172,077

Bermuda — 0.0%
Digicel Group Holdings Ltd., (8.00% Cash or 3.00% PIK), 8.00%, 04/01/25(b)(g)	USD	144		36,757

Brazil — 0.1%
BRF GmbH, 4.35%, 09/29/26(b)		306		276,605
Gol Finance SA, 7.00%, 01/31/25(b)		120		52,223
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(b)(g)		—	(h)	27
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		137		22,930

				351,785

Canada — 0.5%
Alimentation Couche-Tard, Inc., 1.88%, 05/06/26(c)	EUR	500		494,673
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(b)	USD	65		50,789
Open Text Corp., 6.90%, 12/01/27(b)		120		120,000
Rogers Communications, Inc., 3.80%, 03/15/32(b)		402		346,907
Toronto-Dominion Bank(c)
0.38%, 04/25/24	EUR	2,065		2,127,369
2.88%, 04/05/27	GBP	100		109,681

				3,249,419

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands — 0.3%
Agile Group Holdings Ltd., 5.75%, 01/02/25(c)	USD	200	$104,966
Fantasia Holdings Group Co. Ltd., 11.88%, 06/01/23(c)(d)(i)		200	15,500
Gaci First Investment Co., 5.00%, 10/13/27(c)		1,110	1,110,155
IHS Holding Ltd., 5.63%, 11/29/26(b)		224	185,892
Melco Resorts Finance Ltd., 5.25%, 04/26/26(c)		200	175,500
Modern Land China Co. Ltd., 9.80%, 04/11/23(c)(d)(i)		200	11,500
Redsun Properties Group Ltd., 9.70%, 04/16/23(c)(d)(i)		200	18,500
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		177	174,323

			1,796,336

Chile — 0.0%
Kenbourne Invest SA, 6.88%, 11/26/24(b)		225	212,527

China — 0.0%
China Evergrande Group, 9.50%, 04/11/22(c)(d)(i)		200	13,500

Colombia — 0.2%
Ecopetrol SA
5.88%, 09/18/23		70	69,440
4.13%, 01/16/25		349	331,724
6.88%, 04/29/30		663	600,015
Grupo Aval Ltd., 4.38%, 02/04/30(b)		200	161,600
Oleoducto Central SA, 4.00%, 07/14/27(c)		242	212,476

			1,375,255

Denmark — 0.0%
Danske Bank A/S, (1 year EUR Swap + 0.85%), 1.38%, 02/17/27(a)(c)	EUR	300	292,037

Finland — 0.2%
OP Corporate Bank PLC
0.25%, 03/24/26		1,150	1,088,047
0.60%, 01/18/27		130	120,692

			1,208,739

France — 0.7%
Banque Federative du Credit Mutuel SA, 0.75%, 06/08/26(c)		100	96,755
BNP Paribas SA(c)
3.38%, 01/23/26	GBP	100	113,490
1.88%, 12/14/27		100	101,251
(3 mo. EURIBOR + 0.70%), 0.25%, 04/13/27(a)	EUR	600	560,540
(3 mo. EURIBOR + 0.73%), 0.50%, 02/19/28(a)		200	181,966
(3 mo. EURIBOR + 0.83%), 0.50%, 01/19/30(a)		300	252,935
(5 year EUR Swap + 1.20%), 1.13%, 01/15/32(a)		100	90,110
(5 year EUR Swap + 1.85%), 2.38%, 11/20/30(a)		1,000	990,382
BPCE SA(c)
0.25%, 01/15/26		200	193,373
(5 year EUR Swap + 1.75%), 2.25%, 03/02/32(a)		400	378,604
Credit Agricole Assurances SA, (5 year EURIBOR ICE Swap Rate + 2.65%), 2.63%, 01/29/48(a)(c)		300	280,528
Credit Agricole SA(c)
1.25%, 04/14/26		100	99,231
(3 mo. EURIBOR + 1.25%), 1.00%, 04/22/26(a)		100	99,764
Engie SA, 2.13%, 03/30/32(c)		100	91,037
PSA Banque France SA, 0.00%, 01/22/25(c)		100	98,610
Sabena Technics Sas, (Acquired 10/28/22, Cost: $335,087), 1.00%, 09/30/29(a)(e)(j)		342	366,094
Societe Generale SA
1.88%, 10/03/24(c)	GBP	100	113,980
(5 year EUR Swap + 1.55%), 1.00%, 11/24/30(a)	EUR	800	750,811

Security		Par (000)	Value

France (continued)
TotalEnergies Capital International SA(c)
0.25%, 07/12/23	EUR	100	$105,658
1.66%, 07/22/26	GBP	100	108,554
Veolia Environnement SA, (5 year EURIBOR ICE Swap Rate + 2.15%), 1.63%(a)(c)(k)	EUR	100	92,059

			5,165,732

Germany(c) — 0.7%
Bayer AG, 1.38%, 07/06/32		500	420,405
Commerzbank AG(a)
(3 mo. EURIBOR + 1.30%), 0.75%, 03/24/26		100	97,807
(5 year EUR Swap + 1.73%), 1.38%, 12/29/31		900	778,242
Covestro AG, 0.88%, 02/03/26		60	58,668
Deutsche Bank AG
2.63%, 12/16/24	GBP	100	112,253
1.13%, 03/17/25	EUR	600	609,895
(1 day SONIA + 1.94%), 4.00%, 06/24/26(a)	GBP	100	113,166
(3 mo. EURIBOR + 1.38%), 1.88%, 02/23/28(a)	EUR	200	187,184
(3 mo. EURIBOR + 1.93%), 3.25%, 05/24/28(a)		500	493,927
E.ON SE, 0.38%, 09/29/27		75	70,168
Fraport AG Frankfurt Airport Services Worldwide, 1.88%, 03/31/28		115	105,609
LEG Immobilien SE, 0.88%, 11/28/27		100	88,556
Merck Financial Services GmbH
0.01%, 12/15/23		200	208,017
0.13%, 07/16/25		100	99,029
Merck KGaA, (5 year EURIBOR ICE Swap Rate + 1.95%), 1.63%, 06/25/79(a)		200	201,435
RWE AG, 2.50%, 08/24/25		200	208,198
Schaeffler AG, 1.88%, 03/26/24		10	10,433
Volkswagen Bank GmbH, 2.50%, 07/31/26		200	199,636
Volkswagen Financial Services AG, 0.88%, 01/31/28		200	177,477
Volkswagen Leasing GmbH
1.00%, 02/16/23		100	106,769
0.38%, 07/20/26		225	208,443
0.63%, 07/19/29		40	32,947
Vonovia SE, 0.38%, 06/16/27		200	175,554

			4,763,818

Hong Kong — 0.0%
Yango Justice International Ltd., 7.50%, 04/15/24(c)(d)(i)	USD	200	3,000

India — 0.0%
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		200	191,100

Ireland(c) — 0.1%
Fresenius Finance Ireland PLC, 0.88%, 10/01/31	EUR	486	361,113
Linde PLC, 1.00%, 09/30/51		200	118,715

			479,828

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	USD	204	177,008

Italy(c) — 0.5%
ASTM SpA, 1.00%, 11/25/26	EUR	1,290	1,181,066
Enel Finance International NV, 0.00%, 06/17/24		300	305,502
Eni SpA, 3.63%, 01/29/29		600	636,142
FCA Bank SpA, 0.25%, 02/28/23		639	681,729
Intesa Sanpaolo SpA
0.75%, 12/04/24		100	101,519
1.35%, 02/24/31		600	476,802
Snam SpA, 0.00%, 08/15/25		290	281,531

			3,664,291

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan — 0.4%
Asahi Group Holdings Ltd.(c)
0.01%, 04/19/24	EUR	930	$949,999
0.16%, 10/23/24		200	200,665
East Japan Railway Co.(c)
2.61%, 09/08/25		200	208,070
1.85%, 04/13/33		360	319,796
Nissan Motor Co. Ltd.(c)
2.65%, 03/17/26		100	99,218
3.20%, 09/17/28		100	93,715
Nomura Holdings, Inc., 5.10%, 07/03/25	USD	200	197,799
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28		400	396,588
2.05%, 03/31/30		600	489,750

			2,955,600

Jersey — 0.1%
Aptiv PLC, 3.10%, 12/01/51		45	26,595
Heathrow Funding Ltd., 2.63%, 03/16/28(c)	GBP	735	712,659

			739,254

Lithuania — 0.0%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	302	291,430

Luxembourg — 0.8%
Atento Luxco 1 SA, 8.00%, 02/10/26(c)		53	28,332
CSN Resources SA, 5.88%, 04/08/32(b)		200	167,000
EIG Pearl Holdings SARL, 4.39%, 11/30/46(b)		632	483,796
GOL Equity Finance SA, 3.75%, 07/15/24(b)(l)		282	134,373
Highland Holdings SARL, 0.32%, 12/15/26	EUR	420	393,363
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(b)	USD	321	263,421
Prologis International Funding II SA, 2.38%, 11/14/30(c)	EUR	440	400,087
Repsol Europe Finance SARL, 0.88%, 07/06/33(c)		300	230,945
SELP Finance SARL, 0.88%, 05/27/29(c)		590	474,490
SES SA, 2.00%, 07/02/28(c)		408	371,948
Simpar Europe SA, 5.20%, 01/26/31(b)	USD	306	228,444
Traton Finance Luxembourg SA(c)
0.00%, 06/14/24	EUR	2,000	2,018,067
0.13%, 11/10/24		400	396,379

			5,590,645

Malaysia — 0.0%
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28(c)	USD	200	192,037

Mauritius — 0.1%
Greenko Mauritius Ltd., 6.25%, 02/21/23(c)		200	198,500
HTA Group Ltd., 7.00%, 12/18/25(b)		205	188,190

			386,690

Mexico — 0.4%
Axtel SAB de CV, 6.38%, 11/14/24(b)		239	194,904
Banco Mercantil del Norte SA, (10 year CMT + 5.03%), 6.63%(a)(b)(k)		200	164,975
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		205	146,062
Grupo Posadas SAB de CV, (4.00% Cash or 6.00% PIK), 4.00%, 12/30/27(c)(g)		124	97,408
Grupo Televisa SAB, 6.63%, 01/15/40		151	155,228
Industrias Penoles SAB de CV, 5.65%, 09/12/49(c)		225	210,417
Mexico City Airport Trust, 4.25%, 10/31/26(c)		200	189,912
Petroleos Mexicanos
4.88%, 01/18/24		175	171,325
6.88%, 10/16/25		140	136,176
6.88%, 08/04/26		105	99,803

Security		Par (000)	Value

Mexico (continued)
Petroleos Mexicanos (continued)
8.75%, 06/02/29	USD	641	$599,856
6.70%, 02/16/32		301	235,909
5.50%, 06/27/44		99	57,420
6.75%, 09/21/47		135	85,979
Series 13-2, 7.19%, 09/12/24	MXN	4,344	205,838

			2,751,212

MultiNational — 0.3%
Digicel International Finance Ltd./Digicel international Holdings Ltd.(b)
8.75%, 05/25/24	USD	93	79,326
8.00%, 12/31/26		37	16,312
(6.00% Cash + 7.00% PIK), 13.00%, 12/31/25(g)		56	29,276
NXP BV/NXP Funding LLC, 4.88%, 03/01/24		216	214,083
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.30%, 06/18/29		1,134	1,050,722
5.00%, 01/15/33		125	117,294
3.25%, 11/30/51		44	27,329
Promigas SA ESP/Gases del Pacifico SAC
3.75%, 10/16/29(b)		213	173,329
3.75%, 10/16/29(c)		200	162,750

			1,870,421

Netherlands — 1.4%
ABN AMRO Bank NV, 0.88%, 01/15/24(c)	EUR	100	104,930
Allianz Finance II BV, 0.00%, 01/14/25(c)		100	100,005
BP Capital Markets BV, 1.47%, 09/21/41(c)		210	141,710
Cooperatieve Rabobank UA(c)
1.38%, 02/03/27		100	98,949
4.63%, 05/23/29	GBP	145	159,855
(1 year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)		100	102,434
Digital Dutch Finco BV, 0.63%, 07/15/25(c)	EUR	200	191,448
EnBW International Finance BV, 3.63%, 11/22/26(c)		200	214,309
Heimstaden Bostad Treasury BV, 0.25%, 10/13/24(c)		540	510,687
Imperial Brands Finance Netherlands BV, 1.75%, 03/18/33(c)		270	203,235
ING Groep NV(c)
1.00%, 09/20/23		200	211,007
3.00%, 02/18/26	GBP	100	112,450
(3 mo. EURIBOR + 0.60%), 0.10%, 09/03/25(a)	EUR	200	200,145
(3 mo. EURIBOR + 0.85%), 1.25%, 02/16/27(a)		200	194,291
JDE Peet’s NV(c)
0.00%, 01/16/26		200	190,018
0.63%, 02/09/28		430	385,003
Louis Dreyfus Co. Finance BV, 2.38%, 11/27/25(c)		200	203,691
Mondelez International Holdings Netherlands BV, 1.25%, 09/09/41(c)		120	81,170
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30	USD	1,797	1,544,634
Siemens Financieringsmaatschappij NV, 0.00%, 02/20/26(c)	EUR	100	96,548
Telefonica Europe BV, (6 year EUR Swap + 4.11%), 4.38%(a)(c)(k)		600	611,708
TenneT Holding BV, 0.88%, 06/16/35(c)		260	193,299
Universal Music Group NV, 3.00%, 06/30/27(c)		400	411,249
Upjohn Finance BV, 1.02%, 06/23/24(c)		390	398,347
Viterra Finance BV, 0.38%, 09/24/25(c)		1,345	1,280,339
Volkswagen Financial Services NV(c)
1.63%, 02/10/24	GBP	200	231,454
1.88%, 12/03/24		100	112,807

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Volkswagen Financial Services NV(c) (continued)
4.25%, 10/09/25	GBP	100	$115,865
Volkswagen International Finance NV, 4.13%, 11/16/38(c)	EUR	300	293,357
Wintershall Dea Finance BV(c)
0.84%, 09/25/25		200	192,633
1.33%, 09/25/28		800	692,671
Wolters Kluwer NV, 3.00%, 09/23/26(c)		240	251,389

			9,831,637

Norway — 0.1%
Aker BP ASA, 1.13%, 05/12/29(c)		580	502,096

Peru — 0.0%
InRetail Consumer, 3.25%, 03/22/28(b)	USD	201	171,604

Saudi Arabia — 0.0%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)		322	291,571

Singapore — 0.1%
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27(b)		210	189,478
LLPL Capital Pte. Ltd., 6.88%, 02/04/39(c)		171	146,750
Puma International Financing SA, 5.13%, 10/06/24(b)		251	232,175
United Overseas Bank Ltd., (5 year USD Swap + 1.79%), 3.88%(a)(c)(k)		200	193,788

			762,191

Spain(c) — 0.4%
Amadeus IT Group SA, 2.88%, 05/20/27	EUR	300	307,747
Banco de Sabadell SA
0.88%, 07/22/25		100	97,610
(1 year EUR Swap + 0.97%), 0.63%, 11/07/25(a)		1,100	1,094,340
Banco Santander SA, (1 year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	200	223,672
Cellnex Finance Co. SA, 2.25%, 04/12/26	EUR	600	591,363
Telefonica Emisiones SA
5.38%, 02/02/26	GBP	200	240,881
1.45%, 01/22/27	EUR	100	98,169

			2,653,782

Sweden — 0.0%
Swedbank AB, (1 year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(c)	GBP	100	102,961

Switzerland(a) — 0.1%
UBS Group AG
(1 year CMT + 0.83%), 1.01%, 07/30/24(b)	USD	675	656,334
(1 year EUR Swap + 0.55%), 0.25%, 01/29/26(c)	EUR	305	299,395

			955,729

Taiwan — 0.0%
TSMC Global Ltd., 4.63%, 07/22/32(b)	USD	200	196,936

Thailand — 0.0%
Bangkok Bank PCL, (5 year CMT + 1.90%), 3.73%, 09/25/34(a)(c)		200	166,725

United Arab Emirates — 0.0%
Emirates NBD Bank PJSC, (6 year CMT + 3.66%), 6.13%(a)(c)(k)		280	275,415

United Kingdom — 1.6%
Anglo American Capital PLC
1.63%, 03/11/26(c)	EUR	100	99,304
4.00%, 09/11/27(b)	USD	1,243	1,171,048

Security		Par (000)	Value

United Kingdom (continued)
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)	USD	561	$409,162
Barclays PLC
3.13%, 01/17/24(c)	GBP	1,300	1,535,544
3.00%, 05/08/26(c)		100	109,648
3.25%, 02/12/27(c)		100	108,337
(1 year CMT + 1.30%), 2.89%, 11/24/32(a)	USD	200	152,317
(1 year CMT + 3.00%), 5.75%, 08/09/33(a)		200	188,932
(1 year CMT + 3.50%), 7.44%, 11/02/33(a)		200	209,560
(5 year UK Government Bond + 1.75%), 1.70%, 11/03/26(a)(c)	GBP	200	214,195
BAT International Finance PLC(c)
2.75%, 03/25/25	EUR	100	104,184
1.25%, 03/13/27		730	692,289
2.25%, 01/16/30		315	273,653
BG Energy Capital PLC, 5.13%, 12/01/25(c)	GBP	200	242,951
Chanel Ceres PLC, 0.50%, 07/31/26(c)	EUR	170	163,612
Fresnillo PLC, 4.25%, 10/02/50(c)	USD	225	176,737
HSBC Holdings PLC, (1 day SONIA + 1.31%), 1.75%, 07/24/27(a)	GBP	100	103,912
Informa PLC(c)
2.13%, 10/06/25	EUR	1,155	1,173,809
3.13%, 07/05/26	GBP	100	109,136
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)	USD	264	189,057
Lloyds Banking Group PLC(c)
2.25%, 10/16/24	GBP	200	229,381
(3 mo. EURIBOR + 1.72%), 4.50%, 03/18/30(a)	EUR	986	1,014,469
National Grid Electricity Transmission PLC, 0.19%, 01/20/25(c)		1,462	1,460,606
NatWest Group PLC(a)(c)
(1 year SONIA + 1.49%), 2.88%, 09/19/26	GBP	100	110,939
(1 year SONIA + 2.01%), 3.13%, 03/28/27		100	110,203
Royalty Pharma PLC
3.55%, 09/02/50	USD	75	47,929
3.35%, 09/02/51		44	27,124
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)	GBP	100	112,506
SCC Power PLC(b)(g)
(4.00% PIK), 4.00%, 05/17/32	USD	221	6,640
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		419	142,826
Thames Water Utilities Finance PLC, 0.88%, 01/31/28(c)	EUR	100	91,046
Vedanta Resources Ltd., 6.13%, 08/09/24(b)	USD	338	213,426
Vodafone Group PLC, 4.25%, 09/17/50		65	49,567

			11,044,049

United States — 19.6%
AbbVie, Inc.
4.25%, 11/14/28		814	785,162
3.20%, 11/21/29		287	258,723
4.25%, 11/21/49		33	27,386
AES Corp., 2.45%, 01/15/31		400	318,208
Affinity Gaming, 6.88%, 12/15/27(b)		22	18,652
Allegiant Travel Co., 7.25%, 08/15/27(b)		88	83,702
Altria Group, Inc.
2.20%, 06/15/27	EUR	100	96,150
3.70%, 02/04/51	USD	90	56,369
Amazon.com, Inc.
2.50%, 06/03/50		564	355,439
3.10%, 05/12/51		165	117,514

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Amazon.com, Inc. (continued)
4.10%, 04/13/62	USD	181	$149,363
American Airlines Pass-Through Trust
Series 2015-2, Class AA, 3.60%, 03/22/29		9	8,070
Series 2016-1, Class B, 5.25%, 07/15/25		5	4,748
Series 2016-2, Class B, 4.38%, 12/15/25(b)		46	43,945
Series 2017-1, Class B, 4.95%, 08/15/26		13	12,118
Series 2019-1, Class AA, 3.15%, 08/15/33		74	60,806
Series 2019-1, Class B, 3.85%, 08/15/29		72	60,878
American Express Co., (1 day SOFR + 1.76%), 4.42%, 08/03/33(a)		123	116,188
American International Group, Inc.
1.88%, 06/21/27	EUR	200	192,955
4.38%, 06/30/50	USD	122	103,194
American Tower Corp.
1.95%, 05/22/26	EUR	200	198,024
0.45%, 01/15/27		700	642,004
0.40%, 02/15/27		430	393,098
1.88%, 10/15/30	USD	162	125,015
2.70%, 04/15/31		117	95,233
4.05%, 03/15/32		616	549,346
3.10%, 06/15/50		150	94,386
2.95%, 01/15/51		80	49,529
Amgen, Inc.
5.50%, 12/07/26(c)	GBP	100	123,342
3.00%, 02/22/29	USD	661	585,316
4.05%, 08/18/29		312	291,571
3.00%, 01/15/52		45	28,721
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 04/15/48		25	21,724
Aon Corp./Aon Global Holdings PLC, 2.60%, 12/02/31		572	466,871
Apple, Inc.
1.65%, 02/08/31(m)		899	723,612
3.35%, 08/08/32		520	472,045
2.65%, 05/11/50		42	27,787
2.65%, 02/08/51		78	51,439
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		200	169,889
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/25(b)		200	190,348
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
4.63%, 08/01/29		50	40,037
4.63%, 04/01/30		130	104,339
Astrazeneca Finance LLC, 2.25%, 05/28/31		146	121,443
AT&T, Inc.
0.90%, 03/25/24		2,972	2,822,269
1.70%, 03/25/26		451	406,440
2.90%, 12/04/26	GBP	200	222,838
5.50%, 03/15/27(c)		100	121,734
4.30%, 02/15/30	USD	325	306,019
2.55%, 12/01/33		1,385	1,064,386
3.65%, 06/01/51		800	563,450
3.50%, 09/15/53		496	334,768
3.65%, 09/15/59		89	59,570
Bank of America Corp.
4.00%, 04/01/24		2,917	2,880,223
2.38%, 06/19/24(c)	EUR	100	105,749
(1 day SOFR + 1.05%), 2.55%, 02/04/28(a)	USD	453	402,349
(1 day SOFR + 1.11%), 3.84%, 04/25/25(a)		806	786,917
(1 day SOFR + 1.22%), 2.30%, 07/21/32(a)		1,455	1,120,505
(1 day SOFR + 1.32%), 2.69%, 04/22/32(a)		1,147	918,041

Security		Par (000)	Value

United States (continued)
Bank of America Corp. (continued)
(1 day SOFR + 1.33%), 2.97%, 02/04/33(a)	USD	81	$65,255
(1 day SOFR + 1.56%), 2.97%, 07/21/52(a)		91	56,840
(1 day SOFR + 1.58%), 4.38%, 04/27/28(a)		300	286,897
(1 day SOFR + 1.83%), 4.57%, 04/27/33(a)		1,070	978,732
(1 day SOFR + 2.16%), 5.02%, 07/22/33(a)		1,126	1,069,015
(3 mo. EURIBOR + 1.00%), 3.08%, 09/22/26(a)(c)	EUR	200	210,928
(3 mo. EURIBOR + 1.20%), 1.78%, 05/04/27(a)(c)		200	197,304
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(a)	USD	1,536	1,495,228
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(a)		142	131,406
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(a)		1,241	971,156
Series N, (1 day SOFR + 1.22%), 2.65%, 03/11/32(a) .		1,149	919,690
Series N, (1 day SOFR + 1.65%), 3.48%, 03/13/52(a).		150	105,428
BAT Capital Corp., 3.98%, 09/25/50		44	28,792
Bausch Health Cos., Inc., 5.50%, 11/01/25(b)		45	38,228
Becton Dickinson and Co., 1.40%, 05/24/23	EUR	495	527,483
Becton Dickinson Euro Finance Sarl, 0.63%, 06/04/23		200	212,349
Biogen, Inc., 3.15%, 05/01/50	USD	44	28,602
Boeing Co., 3.95%, 08/01/59		44	29,547
Booking Holdings, Inc., 4.00%, 11/15/26	EUR	100	107,952
BP Capital Markets America, Inc., 3.00%, 03/17/52	USD	46	30,322
Bristol-Myers Squibb Co.
2.55%, 11/13/50		117	73,286
3.70%, 03/15/52		126	98,010
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24		813	799,064
Broadcom, Inc.
4.15%, 11/15/30		1,823	1,633,685
2.45%, 02/15/31(b)		328	258,339
4.15%, 04/15/32(b)		488	428,395
4.30%, 11/15/32		392	345,486
2.60%, 02/15/33(b)		166	124,599
3.42%, 04/15/33(b)		155	124,265
3.47%, 04/15/34(b)		860	686,050
3.75%, 02/15/51(b)		178	122,887
Burlington Northern Santa Fe LLC, 4.45%, 01/15/53		581	516,084
California Resources Corp., 7.13%, 02/01/26(b)		50	48,052
Cameron LNG LLC, 3.30%, 01/15/35(b)		831	669,052
Capital One Financial Corp.(a)
(1 day SOFR + 2.37%), 5.27%, 05/10/33		56	52,020
(1 day SOFR + 2.60%), 5.25%, 07/26/30		107	101,901
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		119	106,675
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.50%, 02/01/24		1,185	1,171,006
4.91%, 07/23/25		1,868	1,830,829
4.40%, 04/01/33		190	162,575
3.50%, 06/01/41		75	48,870
3.70%, 04/01/51		61	37,092
3.90%, 06/01/52		3,102	1,947,518
3.85%, 04/01/61		252	145,747
4.40%, 12/01/61		300	191,902
3.95%, 06/30/62		179	105,592
Cigna Corp., 3.40%, 03/15/51		39	27,719
Citigroup, Inc.
1.75%, 10/23/26	GBP	200	212,745
(1 day SOFR + 0.69%), 2.01%, 01/25/26(a)	USD	737	683,027
(1 day SOFR + 1.15%), 2.67%, 01/29/31(a)		200	164,037
(1 day SOFR + 1.28%), 3.07%, 02/24/28(a)		557	502,152
(1 day SOFR + 1.42%), 2.98%, 11/05/30(a)		1,545	1,299,076
(1 day SOFR + 1.94%), 3.79%, 03/17/33(a)		1,553	1,328,268

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Citigroup, Inc. (continued)
(1 day SOFR + 2.09%), 4.91%, 05/24/33(a)	USD	135	$126,418
(1 day SOFR + 3.91%), 4.41%, 03/31/31(a)		164	150,601
(1 day SOFR + 4.55%), 5.32%, 03/26/41(a)		76	72,452
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(a)		143	130,473
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(b)		457	384,922
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26		35	33,951
5.88%, 07/01/29		62	53,249
Comcast Corp.
3.70%, 04/15/24		3,415	3,362,945
3.95%, 10/15/25		2,048	2,005,632
2.65%, 02/01/30		1,250	1,081,398
3.40%, 04/01/30		133	121,275
4.25%, 10/15/30		570	545,291
5.50%, 11/15/32		830	865,435
2.89%, 11/01/51		663	425,808
2.94%, 11/01/56		45	27,829
2.99%, 11/01/63		104	62,884
Covanta Holding Corp., 4.88%, 12/01/29(b)		137	112,240
Cox Communications, Inc., 2.95%, 10/01/50(b)		44	26,380
Crown Castle, Inc.
2.90%, 03/15/27		10	9,096
3.65%, 09/01/27		189	175,550
4.30%, 02/15/29		138	130,319
3.30%, 07/01/30		1,004	878,292
3.25%, 01/15/51		41	26,657
CSC Holdings LLC, 5.25%, 06/01/24		45	41,896
CSX Corp., 4.10%, 11/15/32		313	293,436
CVS Health Corp.
1.75%, 08/21/30		161	126,883
5.05%, 03/25/48		63	56,545
4.25%, 04/01/50		318	253,101
Dana, Inc., 4.25%, 09/01/30		38	30,614
Dell International LLC/EMC Corp.
5.30%, 10/01/29		130	127,140
8.35%, 07/15/46		18	20,507
3.45%, 12/15/51(b)		135	82,620
Dick’s Sporting Goods, Inc., 4.10%, 01/15/52		44	28,366
Discovery Communications LLC
1.90%, 03/19/27	EUR	810	782,377
4.00%, 09/15/55	USD	89	53,478
DraftKings Holdings, Inc., 0.00%, 03/15/28(l)(n)		174	107,619
Duke Energy Corp., 4.20%, 06/15/49		35	27,621
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(b)		324	309,955
Edison International, 4.13%, 03/15/28		495	459,207
Elevance Health, Inc.
3.13%, 05/15/50		59	40,440
6.10%, 10/15/52		335	357,134
Eli Lilly & Co., 1.38%, 09/14/61	EUR	240	131,586
Entergy Louisiana LLC, 2.35%, 06/15/32	USD	1,157	919,489
Equinix, Inc.
3.20%, 11/18/29		147	127,952
2.15%, 07/15/30		269	214,000
2.50%, 05/15/31		142	114,096
3.90%, 04/15/32		468	415,791
2.95%, 09/15/51		81	50,453
Exelon Corp.
Series WI, 2.75%, 03/15/27		1,298	1,190,376
Series WI, 4.10%, 03/15/52		494	394,737

Security		Par (000)	Value

United States (continued)
Expedia Group, Inc., 6.25%, 05/01/25(b)	USD	268	$270,272
FedEx Corp., 0.45%, 05/04/29	EUR	490	415,594
Fidelity National Information Services, Inc.
0.75%, 05/21/23		230	244,295
2.95%, 05/21/39		350	297,399
1.10%, 07/15/24		110	113,368
FirstEnergy Corp., Series C, 3.40%, 03/01/50	USD	44	29,031
Fiserv, Inc.
1.63%, 07/01/30	EUR	470	416,123
4.40%, 07/01/49	USD	33	26,773
Florida Power & Light Co., 2.88%, 12/04/51		1,309	877,873
Ford Motor Co.
3.25%, 02/12/32		55	41,247
6.10%, 08/19/32		301	277,931
Freed Corp., 10.00%, 12/02/23(e)		612	605,412
Freedom Mortgage Corp.(b)
8.13%, 11/15/24		191	175,720
8.25%, 04/15/25		183	164,604
FreeWire Technologies, Inc., 12.59%, 03/31/25(a)(e)		318	292,146
Full House Resorts, Inc., 8.25%, 02/15/28(b)		67	59,316
Gen Digital, Inc., 6.75%, 09/30/27(b)		184	180,320
General Motors Co.
5.40%, 10/15/29		529	504,823
5.95%, 04/01/49		116	101,096
General Motors Financial Co., Inc.
5.10%, 01/17/24		2,739	2,728,174
2.75%, 06/20/25		83	77,696
0.85%, 02/26/26(c)	EUR	200	191,508
0.60%, 05/20/27(c)		200	181,139
2.70%, 08/20/27	USD	151	131,997
Gilead Sciences, Inc., 2.80%, 10/01/50		490	313,274
Global Payments, Inc.
2.15%, 01/15/27		247	215,471
4.95%, 08/15/27		304	294,881
4.15%, 08/15/49		35	24,903
Goldman Sachs Group, Inc.
1.22%, 12/06/23		1,472	1,420,942
7.25%, 04/10/28	GBP	100	129,748
3.80%, 03/15/30	USD	787	707,493
(1 day SOFR + 0.49%), 0.93%, 10/21/24(a)		288	275,904
(1 day SOFR + 0.73%), 1.76%, 01/24/25(a)		1,007	963,853
(1 day SOFR + 0.80%), 1.43%, 03/09/27(a)		157	137,675
(1 day SOFR + 1.09%), 1.99%, 01/27/32(a)		325	247,590
(1 day SOFR + 1.25%), 2.38%, 07/21/32(a)		206	159,837
(1 day SOFR + 1.26%), 2.65%, 10/21/32(a)		278	219,500
(1 day SOFR + 1.41%), 3.10%, 02/24/33(a)		1,086	881,811
(1 day SOFR + 1.73%), 4.48%, 08/23/28(a)		1,080	1,035,088
(1 day SOFR + 1.85%), 3.62%, 03/15/28(a)		371	345,572
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(a)		175	168,635
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(a)		770	717,346
GXO Logistics, Inc., 2.65%, 07/15/31		208	153,577
HCA, Inc.
5.38%, 02/01/25		210	209,746
3.50%, 09/01/30		111	95,735
3.63%, 03/15/32(b)		829	701,461
5.25%, 06/15/49		32	27,255
3.50%, 07/15/51		135	86,612
Home Depot, Inc., 2.95%, 06/15/29		230	208,074
HP, Inc.
4.20%, 04/15/32		217	186,574
6.00%, 09/15/41		30	28,784

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Intel Corp., 5.05%, 08/05/62	USD	148	$129,835
Intercontinental Exchange, Inc., 3.00%, 09/15/60		44	27,639
International Business Machines Corp., 4.25%, 05/15/49		100	82,444
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)		39	26,399
JPMorgan Chase & Co.
0.63%, 01/25/24(c)	EUR	465	486,282
(1 day SOFR + 0.98%), 3.85%, 06/14/25(a)	USD	1,596	1,560,443
(1 day SOFR + 1.02%), 2.07%, 06/01/29(a)		58	48,441
(1 day SOFR + 1.07%), 1.95%, 02/04/32(a)		1,046	800,111
(1 day SOFR + 1.16%), 2.30%, 10/15/25(a)		178	167,739
(1 day SOFR + 1.18%), 2.55%, 11/08/32(a)		361	285,346
(1 day SOFR + 1.26%), 2.96%, 01/25/33(a)		295	240,101
(1 day SOFR + 1.56%), 4.32%, 04/26/28(a)		549	524,288
(1 day SOFR + 1.75%), 4.57%, 06/14/30(a)		720	677,422
(1 day SOFR + 1.80%), 4.59%, 04/26/33(a)		1,007	932,243
(1 day SOFR + 1.89%), 2.18%, 06/01/28(a)		206	180,123
(1 day SOFR + 2.08%), 4.91%, 07/25/33(a)		627	596,983
(1 day SOFR + 2.44%), 3.11%, 04/22/51(a)		101	66,174
(1 day SONIA + 0.68%), 0.99%, 04/28/26(a)(c)	GBP	200	218,376
(3 mo. EURIBOR + 0.84%), 1.64%, 05/18/28(a)(c)	EUR	200	192,386
(3 mo. LIBOR US + 0.73%), 3.56%, 04/23/24(a)	USD	508	504,654
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(a)		278	273,853
Keurig Dr. Pepper, Inc., 3.80%, 05/01/50		36	27,032
Kinder Morgan, Inc., 3.60%, 02/15/51		178	122,600
Kinetik Holdings LP, 5.88%, 06/15/30(b)		25	23,445
KLA Corp.
4.65%, 11/01/24		125	124,621
5.25%, 07/15/62		250	240,068
Kraft Heinz Foods Co., 4.13%, 07/01/27(c)	GBP	100	115,351
Kroger Co., 3.95%, 01/15/50	USD	88	68,312
Level 3 Financing, Inc.(b)
4.63%, 09/15/27		59	49,117
4.25%, 07/01/28		39	30,720
Lowe’s Cos., Inc.
2.63%, 04/01/31		150	124,284
3.00%, 10/15/50		147	93,512
LYB International Finance III LLC, 3.63%, 04/01/51		78	52,188
Marsh & McLennan Cos., Inc., 2.90%, 12/15/51		68	43,574
McDonald’s Corp., 1.00%, 11/15/23(c)	EUR	100	105,636
MCM Trust, 1.00%, 01/01/59(a)(e)	USD	829	799,316
Medline Borrower LP, 3.88%, 04/01/29(b)		508	409,428
Medtronic Global Holdings SCA, 1.13%, 03/07/27	EUR	290	281,762
Meta Platforms, Inc., 4.45%, 08/15/52	USD	190	150,984
Metropolitan Life Global Funding I, 2.38%, 01/11/23(c)	EUR	100	107,081
MGM Resorts International, 5.50%, 04/15/27	USD	22	20,465
Micron Technology, Inc., 3.48%, 11/01/51		44	27,332
Microsoft Corp., 2.92%, 03/17/52		127	89,853
Mondelez International, Inc., 2.63%, 09/04/50		44	27,336
Moody’s Corp.
3.75%, 02/25/52		131	99,742
3.10%, 11/29/61		169	106,363
Morgan Stanley
3.70%, 10/23/24		880	858,896
6.34%, 10/18/33(a)		769	805,762
(1 day SOFR + 0.47%), 4.60%, 11/10/23(a)		1,350	1,346,038
(1 day SOFR + 1.14%), 2.70%, 01/22/31(a)		140	115,689
(1 day SOFR + 1.16%), 3.62%, 04/17/25(a)		1,316	1,284,157
(1 day SOFR + 1.20%), 2.51%, 10/20/32(a)		460	359,978

Security		Par (000)	Value

United States (continued)
Morgan Stanley (continued)
(1 day SOFR + 1.29%), 2.94%, 01/21/33(a)	USD	731	$591,363
(1 day SOFR + 1.43%), 2.80%, 01/25/52(a)		86	52,950
(1 day SOFR + 1.61%), 4.21%, 04/20/28(a)		730	694,298
(1 day SOFR + 2.08%), 4.89%, 07/20/33(a)		845	793,895
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(a)		462	423,770
Series F, 3.88%, 04/29/24		176	173,266
Motorola Solutions, Inc.
2.75%, 05/24/31		221	176,699
5.50%, 09/01/44		59	53,123
MPLX LP
4.00%, 03/15/28		176	163,699
4.70%, 04/15/48		36	28,409
National Grid North America, Inc., 0.41%, 01/20/26(c)	EUR	100	96,404
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	USD	34	30,430
5.50%, 08/15/28		154	125,573
5.13%, 12/15/30		135	104,266
5.75%, 11/15/31		64	49,760
New York Life Global Funding, 4.35%, 09/16/25(c)	GBP	150	179,470
Newmont Corp., 2.60%, 07/15/32	USD	154	122,601
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/28		3,292	2,810,559
Norfolk Southern Corp.
2.55%, 11/01/29		300	257,164
3.00%, 03/15/32		122	104,160
NRG Energy, Inc.(b)
3.75%, 06/15/24		20	19,263
2.45%, 12/02/27		243	201,339
4.45%, 06/15/29		40	35,374
NVIDIA Corp., 2.00%, 06/15/31		247	197,828
Oncor Electric Delivery Co. LLC(b)
4.15%, 06/01/32		663	625,528
4.55%, 09/15/32		501	490,488
ONE Gas, Inc., 2.00%, 05/15/30		35	28,458
Oracle Corp.
3.40%, 07/08/24		1,004	979,495
2.50%, 04/01/25		517	487,467
3.13%, 07/10/25	EUR	200	211,125
6.15%, 11/09/29	USD	161	167,112
2.95%, 04/01/30		1,043	889,264
2.88%, 03/25/31		2,806	2,326,531
6.25%, 11/09/32		553	578,781
3.60%, 04/01/50		135	90,891
3.95%, 03/25/51		68	48,446
3.85%, 04/01/60		45	29,900
Pacific Gas and Electric Co., 3.50%, 08/01/50		45	27,950
Paramount Global
4.20%, 05/19/32		196	160,420
4.95%, 05/19/50		94	68,377
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(b)		222	187,923
PECO Energy Co., 2.85%, 09/15/51		343	225,766
Permian Resources Operating LLC, 5.38%, 01/15/26(b)		25	22,757
Philip Morris International, Inc.
0.13%, 08/03/26	EUR	260	242,739
3.13%, 06/03/33		165	147,839
2.00%, 05/09/36		100	71,185
1.88%, 11/06/37		300	202,204
1.45%, 08/01/39		125	76,529

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
PPG Industries, Inc., 1.40%, 03/13/27	EUR	825	$794,508
Prologis Euro Finance LLC
0.25%, 09/10/27		200	179,185
0.63%, 09/10/31		200	157,414
1.50%, 02/08/34		130	104,043
1.50%, 09/10/49		125	76,342
Public Service Electric and Gas Co., 3.10%, 03/15/32	USD	232	202,797
QUALCOMM, Inc.
2.15%, 05/20/30		468	395,948
4.50%, 05/20/52		309	270,611
Raytheon Technologies Corp., 2.15%, 05/18/30	EUR	500	462,320
Republic Services, Inc., 2.38%, 03/15/33	USD	105	83,738
S&P Global, Inc., 3.90%, 03/01/62(b)		19	14,669
Salesforce, Inc., 1.95%, 07/15/31		226	180,182
Sasol Financing USA LLC
5.88%, 03/27/24		278	271,050
4.38%, 09/18/26		400	353,450
Service Properties Trust
4.35%, 10/01/24		120	109,089
4.50%, 03/15/25		46	39,677
7.50%, 09/15/25		32	30,494
Sitio Royalties Corp., 1.00%, 09/21/26(a)(e)		1,008	989,150
Southern California Edison Co., 5.95%, 11/01/32		1,854	1,958,934
Southern Power Co., 1.85%, 06/20/26	EUR	200	200,490
SRS Distribution, Inc., 4.63%, 07/01/28(b)	USD	36	31,913
State Street Corp., (1 day SOFR + 1.73%), 4.16%, 08/04/33(a)		123	113,619
Steel Dynamics, Inc., 3.25%, 10/15/50		76	49,273
Stem, Inc., 0.50%, 12/01/28(b)(l)		27	16,978
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30		167	144,964
Talen Energy Supply LLC(b)(d)(i)
7.25%, 05/15/27		267	276,345
6.63%, 01/15/28		292	298,570
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		392	364,599
Tenet Healthcare Corp., 4.38%, 01/15/30(b)		210	181,769
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 8.17%, 09/30/24(a)(b)		1,000	969,240
Thermo Fisher Scientific, Inc., 1.75%, 10/15/28		247	209,185
T-Mobile USA, Inc.
3.38%, 04/15/29		343	302,104
3.88%, 04/15/30(m)		218	197,468
4.50%, 04/15/50		51	41,929
3.30%, 02/15/51		186	124,126
3.40%, 10/15/52		688	462,301
3.60%, 11/15/60		44	29,052
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 03/15/48		9	7,480
Union Pacific Corp.
3.25%, 02/05/50		39	28,102
5.15%, 01/20/63		468	449,587
3.85%, 02/14/72		121	88,965
United Airlines Pass-Through Trust
Series 16-2, Class B, 3.65%, 04/07/27		3	3,024
Series 2015-1, Class AA, 3.45%, 06/01/29		1	610
Series 2019-1, Class AA, 2.70%, 11/01/33		67	54,241
Series 2019-2, Class B, 3.50%, 11/01/29		46	39,398
Series AA, Class AA, 2.88%, 04/07/30		6	5,004
United Rentals North America, Inc., 6.00%, 12/15/29(b)		203	201,731
UnitedHealth Group, Inc.
2.88%, 08/15/29		320	285,133

Security		Par (000)		Value

United States (continued)
UnitedHealth Group, Inc. (continued)
5.30%, 02/15/30	USD	215		$221,545
2.90%, 05/15/50		60		40,591
3.13%, 05/15/60		73		49,482
6.05%, 02/15/63		156		169,282
Verizon Communications, Inc.
0.75%, 03/22/24		3,504		3,324,183
1.45%, 03/20/26		2,508		2,251,491
1.13%, 11/03/28	GBP	100		96,926
1.50%, 09/18/30	USD	3,316		2,577,971
1.75%, 01/20/31		245		190,080
2.55%, 03/21/31		878		722,031
2.36%, 03/15/32		228		180,736
4.50%, 08/10/33		187		174,973
2.88%, 11/20/50		90		56,426
3.55%, 03/22/51		78		55,564
2.99%, 10/30/56		91		55,519
3.70%, 03/22/61		595		415,007
Viatris, Inc., 4.00%, 06/22/50		44		27,110
VICI Properties LP
5.13%, 05/15/32		250		231,487
5.63%, 05/15/52		91		80,496
VMware, Inc., 2.20%, 08/15/31		323		245,113
Walt Disney Co.
2.00%, 09/01/29		384		321,908
3.80%, 03/22/30		201		187,336
Wells Fargo & Co.
0.50%, 04/26/24(c)	EUR	145		149,393
2.00%, 04/27/26(c)		135		134,562
(1 day SOFR + 2.10%), 4.90%, 07/25/33(a)	USD	589		559,275
Williams Cos., Inc.
2.60%, 03/15/31		1,053		852,143
4.65%, 08/15/32		441		410,529
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)
5.50%, 03/01/25		148		140,503
5.25%, 05/15/27		22		19,854
XHR LP, 4.88%, 06/01/29(b)		34		27,850

				137,839,749

Total Corporate Bonds — 29.5% (Cost: $229,109,304)				207,159,401

Floating Rate Loan Interests(a)

Canada — 0.0%
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 11/01/26		34		33,139
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3 mo. SOFRTE + 6.00%, 1.00% Floor), 10.51%, 12/22/26		72		69,560

				102,699

Mexico — 0.0%
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 6.73%, 02/17/23(e)		60		1,130

United Kingdom — 0.0%
GVC Holdings Ltd., 2021 USD Term Loan B4, (3 mo. LIBOR + 2.50%, 0.50% Floor), 7.23%, 03/29/27		—	(h)	70

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States — 1.0%
American Auto Auction Group LLC
2021 2nd Lien Term Loan, (3 mo. SOFRTE + 8.75%, 0.75% Floor), 13.33%, 01/02/29	USD	225	$168,750
2021 Term Loan B, (3 mo. SOFRTE + 5.00%, 0.75% Floor), 9.73%, 12/30/27		419	322,034
American Rock Salt Co. LLC, 2021 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 06/09/28		52	49,188
Apex Tool Group LLC, 2022 Term Loan, (1 mo. SOFR CME + 5.25%, 0.50% Floor), 9.67%, 02/08/29		281	240,181
Aruba Investments Holdings LLC, 2020 USD Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 11/24/27		109	105,276
Bally’s Corp., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.54%, 10/02/28		321	295,981
Conair Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.48%, 05/17/28		49	40,566
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 09/29/28		111	105,093
Digital Room Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.63%, 12/21/28		136	116,427
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27		203	197,572
DS Parent, Inc., Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 10.48%, 12/10/28		211	200,444
EIS Buyer, Inc., Revolver, 09/01/27(e)(o)		53	51,715
EIS Group, Inc., Term Loan, (3 mo. SOFR CME), 4.39%, 05/01/28(e)		532	517,151
Emerald Electronics Manufacturing Services, Term Loan, (1 mo. SOFRTE + 6.25%, 1.00% Floor), 10.67%, 12/29/27		160	150,347
Flexsys Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 9.69%, 11/01/28		101	82,254
Green Plains Operating Co. LLC, Term Loan, (3 mo. LIBOR + 8.00%), 10.51%, 07/20/26(e)		540	532,602
Hydrofarm Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 5.50%, (4.50)% Floor), 9.89%, 09/27/28(e)		99	84,150
Jack Ohio Finance LLC, Term Loan, (1 mo. LIBOR + 4.75%, 0.75% Floor), 9.13%, 10/04/28(e)		80	78,364
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27		266	230,322
LSF11 A5 Holdco LLC, Term Loan, (1 mo. SOFRTE + 3.50%, 0.50% Floor), 8.05%, 10/15/28		201	193,418
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 12.23%, 09/03/26		122	97,960
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 11/01/29		74	68,080
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 10/23/28		512	486,001
MIP V Waste Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/08/28		117	115,309
Naked Juice LLC, 2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30		20	15,731
OVG Business Services LLC, Initial Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 10.64%, 10/13/28(e)		266	247,371

Security		Par (000)	Value

United States (continued)
Profrac Services LLC, 2022 Term Loan, (3 mo. SOFRTE + 7.25%, 1.00% Floor), 11.10%, 03/04/25(e)	USD	223	$228,648
Sonder Secured Notes, 01/19/27(e)(o)		787	708,940
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28		41	40,233
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 06/02/28		229	218,738
Talen Energy Supply LLC, 2022 DIP Term Loan, (3 mo. SOFR CME + 4.75%, 0.75% Floor), 9.06%, 11/10/23.		282	283,588
Vaca Morada Partners LP, Revolver, (3 mo. LIBOR + 0.50%), 5.12%, 03/25/24(e)		667	610,406
Vaco Holdings LLC, 2022 Term Loan, (3 mo. SOFR CME + 5.00%), 9.73%, 01/21/29		160	154,098
Valcour Packaging LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.98%, 10/04/28(e)		60	48,831

			7,085,769

Floating Rate Loan Interests — 1.0% (Cost: $7,729,639)			7,189,668

Foreign Agency Obligations

Angola — 0.0%
Angolan Government International Bond, 8.75%, 04/14/32(b)		271	234,415

Australia(c) — 0.1%
Australia Government Bond 3.75%, 04/21/37	AUD	80	51,408
Series 136, 4.75%, 04/21/27		220	156,310
Series 137, 2.75%, 04/21/24		130	87,847
Series 149, 2.25%, 05/21/28		90	56,873

			352,438

Austria(b) — 0.1%
Republic of Austria Government Bond
0.75%, 02/20/28	EUR	556	535,058
1.50%, 02/20/47		222	174,857

			709,915

Belgium(b) — 0.2%
Kingdom of Belgium Government Bond
Series 78, 1.60%, 06/22/47		351	267,794
Series 85, 0.80%, 06/22/28		855	825,721

			1,093,515

Brazil — 1.1%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/31	BRL	26,000	4,296,143
Brazilian Government International Bond, 3.75%, 09/12/31	USD	3,900	3,276,000

			7,572,143

Canada — 0.4%
Canadian Government Bond
5.75%, 06/01/33	CAD	170	151,846
5.00%, 06/01/37		90	78,791

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
Canadian Government Bond (continued)
4.00%, 06/01/41	CAD	280	$224,422
3.50%, 12/01/45		140	106,001
2.75%, 12/01/48		210	140,084
2.00%, 12/01/51		2,650	1,486,819
Canadian Government Real Return Bond, 4.00%, 12/01/31		273	244,477

			2,432,440

China — 5.1%
China Development Bank, Series 1903, 3.30%, 02/01/24	CNY	1,400	204,496
China Government Bond
2.68%, 05/21/30		12,080	1,726,069
3.27%, 11/19/30		10,000	1,495,213
3.02%, 05/27/31		105,780	15,470,986
Series 1827, 3.25%, 11/22/28		100	14,871
Series 1904, 3.19%, 04/11/24		1,400	204,696
Series 1906, 3.29%, 05/23/29		105,600	15,782,811
Series 1913, 2.94%, 10/17/24		8,500	1,241,301

			36,140,443

Colombia — 0.2%
Colombia Government International Bond
4.50%, 03/15/29	USD	286	246,550
4.13%, 02/22/42		200	124,800
4.13%, 05/15/51		200	119,912
Colombian TES
Series B, 7.00%, 03/26/31	COP	767,000	111,743
Series B, 7.25%, 10/18/34		1,336,000	180,632
Republic of Colombia Senior Unsecured, 8.00%, 04/20/33	USD	345	344,310

			1,127,947

Denmark — 0.0%
Denmark Government Bond
1.50%, 11/15/23	DKK	200	28,512
1.75%, 11/15/25		500	70,051
4.50%, 11/15/39		450	80,729

			179,292

Egypt(c) — 0.1%
Egypt Government International Bond
7.63%, 05/29/32	USD	200	147,287
7.50%, 02/16/61		400	244,000

			391,287

France — 0.3%
French Republic Government Bond OAT
2.50%, 05/25/30(c)	EUR	40	41,876
1.50%, 05/25/31(c)		190	183,059
5.75%, 10/25/32(c)		100	131,440
1.50%, 05/25/50(b)		2,536	1,858,449

			2,214,824

Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 08/15/32(c)		1,530	1,526,746

Ghana — 0.0%
Ghana Government International Bond, 7.63%, 05/16/29(c)(d)(i)	USD	381	137,160

Security		Par (000)	Value

Greece(b) — 0.3%
Hellenic Republic Government Bond
0.00%, 02/12/26	EUR	246	$232,932
2.00%, 04/22/27		92	92,131
1.50%, 06/18/30		1,740	1,508,878
1.75%, 06/18/32		200	168,456
1.88%, 01/24/52		344	211,966

			2,214,363

Hungary — 0.1%
Hungary Government International Bond, 5.00%, 02/22/27(c)		390	413,411

Italy — 0.9%
Italy Buoni Poliennali Del Tesoro
Series 30Y, 3.85%, 09/01/49(b)		700	655,480
Series 31Y, 4.75%, 09/01/44(b)		232	247,872
Series 5Y, 0.95%, 03/01/23(c)		5,204	5,560,091

			6,463,443

Ivory Coast — 0.0%
Ivory Coast Government International Bond, 6.63%, 03/22/48(c)		239	179,854

Japan — 1.9%
Japan Government Thirty Year Bond, Series 64, 0.40%, 09/20/49	JPY	2,274,950	13,074,549

Mexico — 1.6%
Mexican Bonos
Series M, 5.75%, 03/05/26	MXN	13,000	602,917
Series M, 7.75%, 05/29/31		25,500	1,209,430
Series M 20, 10.00%, 12/05/24		77,500	3,982,084
Series M 30, 8.50%, 11/18/38		20,100	977,168
Series M20, 7.50%, 06/03/27		90,900	4,392,905

			11,164,504

Netherlands — 0.1%
Netherlands Government Bond, 2.75%, 01/15/47(b)	EUR	311	336,172

New Zealand — 0.0%
New Zealand Government Bond, Series 0425, 2.75%, 04/15/25(c)	NZD	100	60,534

Oman(c) — 0.1%
Oman Government International Bond
4.75%, 06/15/26	USD	299	287,750
6.75%, 10/28/27		289	298,537

			586,287

Romania(c) — 0.0%
Romanian Government International Bond
2.13%, 03/07/28	EUR	206	183,205
2.88%, 05/26/28		118	109,008

			292,213

Russia — 0.0%
Russian Federal Bond - OFZ, Series 6233, 6.10%, 07/18/35(d)(i)	RUB	27,309	99,979

Saudi Arabia — 0.0%
Saudi Government International Bond, 3.45%, 02/02/61(c)	USD	303	215,566

South Africa — 0.7%
Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/30	ZAR	99,396	5,215,003

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain(b) — 0.2%
Spain Government Bond
1.25%, 10/31/30	EUR	431	$396,010
3.45%, 07/30/66		688	656,488

			1,052,498

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 6.85%, 03/14/24(c)(d)(i)	USD	200	58,750

Sweden(b) — 0.0%
Sweden Government Bond
Series 1053, 3.50%, 03/30/39	SEK	250	27,966
Series 1059, 1.00%, 11/12/26		960	86,517

			114,483

Turkey — 0.0%
Turkey Government International Bond, 4.88%, 04/16/43	USD	454	294,334

Ukraine(b)(d)(i) — 0.0%
Ukraine Government International Bond
7.38%, 09/25/34		200	37,038
7.25%, 03/15/35		216	40,270

			77,308

United Kingdom(c) — 1.7%
U.K. Gilts
0.75%, 07/22/23	GBP	1,826	2,177,058
1.50%, 07/22/26		6,000	6,740,864
1.75%, 09/07/37		60	54,564
4.75%, 12/07/38		30	39,448
3.25%, 01/22/44		165	176,703
3.50%, 01/22/45		700	777,435
1.50%, 07/22/47		1,040	766,681
3.75%, 07/22/52		1,000	1,164,414

			11,897,167

Total Foreign Agency Obligations — 15.4% (Cost: $123,500,876)			107,922,983

		Shares

Investment Companies

United States — 4.0%
Industrial Select Sector SPDR Fund		1,485	145,842
Invesco QQQ Trust, Series 1		38,300	10,198,524
iShares 0-5 Year TIPS Bond ETF(p)		7,050	683,568
iShares Biotechnology ETF(p)		493	64,726
iShares China Large-Cap ETF(p)		13,546	383,353
iShares iBoxx $Investment Grade Corporate Bond ETF(m)(p)		19,978	2,106,281
iShares iBoxx High Yield Corporate Bond ETF(p)		122,210	8,998,322
iShares JP Morgan USD Emerging Markets Bond ETF(m)(p)		47,992	4,059,643
iShares Latin America 40 ETF(p)		9,782	223,910
iShares MSCI Brazil ETF(p)		9,033	252,653
iShares MSCI Emerging Markets ETF(p)		13,148	498,309
iShares Russell 2000 ETF(p)		476	82,995

Security		Shares	Value

United States (continued)
KraneShares CSI China Internet ETF(d)		7,347	$221,880
VanEck Semiconductor ETF(d)		628	127,446

Total Investment Companies — 4.0% (Cost: $30,971,997)			28,047,452

		Par (000)

Municipal Bonds

California — 0.2%
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	USD	180	179,140
Fresno Unified School District, GO, Series B, 4.00%, 08/01/46		115	111,301
University of California, Refunding RB, Series BE, 4.00%, 05/15/50		1,000	962,258

			1,252,699

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Refunding RB, Series C1, 5.00%, 10/01/35		495	567,752

Georgia — 0.1%
Georgia State Road & Tollway Authority, RB, Series A, (GTD), 4.00%, 07/15/38		75	77,219
State of Georgia, GO
Series A, 4.00%, 07/01/40		145	149,095
Series A, 4.00%, 07/01/41		145	148,642

			374,956

Indiana — 0.0%
Indiana Finance Authority, Refunding RB, Series A, 4.00%, 12/01/40		345	340,001

Louisiana — 0.0%
Louisiana Public Facilities Authority, Refunding RB, Class A, 3.00%, 05/15/47		155	108,714

Massachusetts — 0.1%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 05/01/49		1,000	1,055,524

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri, RB, Series A, 4.00%, 01/01/45		650	595,410

New Hampshire — 0.2%
State of New Hampshire, GO, Series C, 5.00%, 12/01/28		1,000	1,132,230

New Jersey — 0.0%
New Jersey Health Care Facilities Financing Authority, RB
3.00%, 07/01/51		95	65,448
4.00%, 07/01/51		160	145,582

			211,030

New York — 0.1%
Triborough Bridge & Tunnel Authority, Refunding RB,
Series B-1, Senior Lien, 5.00%, 05/15/46		1,005	1,073,157

North Carolina — 0.0%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series A, 3.00%, 07/01/46		235	172,645

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pennsylvania — 0.1%
Allegheny County Airport Authority, ARB, Series A, AMT, 4.00%, 01/01/56	USD	1,000	$826,430

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43		166	72,637
0.00%, 11/01/51		1,842	607,854
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		780	252,272

			932,763

Texas — 0.3%
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/52		295	277,852
Katy Independent School District, GO, (PSF), 4.00%, 02/15/47		1,410	1,363,126
Lyford Consolidated Independent School District, GO, (PSF), 4.00%, 08/15/47		155	148,267

			1,789,245

Wisconsin — 0.4%
State of Wisconsin, GO, Series B, 5.00%, 05/01/28		2,000	2,236,966
Wisconsin Health & Educational Facilities Authority, Refunding RB
Series A, 5.00%, 11/15/35		125	130,516
Series A, 5.00%, 11/15/39		125	127,891

			2,495,373

Total Municipal Bonds — 1.8% (Cost: $13,842,880)			12,927,929

Non-Agency Mortgage-Backed Securities

Netherlands — 0.0%
Domi BV, Series 2021-1, Class A, (3 mo. EURIBOR + 0.63%), 2.68%, 06/15/53(a)(c)	EUR	140	146,461

United Kingdom(a)(c) — 0.2%
Agora Securities U.K. DAC, Series 2021-1X, Class A, (1 day SONIA + 1.20%), 4.18%, 07/22/31	GBP	300	346,460
Canada Square Funding PLC, Series 2021-2, Class B, (1 day SONIA + 1.20%), 4.62%, 06/17/58		112	129,877
Finsbury Square, Series 2021-1GRX, Class AGRN, (1 day SONIA + 0.65%), 4.06%, 12/16/67		282	331,622
London Wall Mortgage Capital PLC, Series 2021-FL1, Class A, (1 day SONIA + 0.75%), 3.99%, 05/15/51		121	143,311
Mortimer BTL PLC, Series 2021-1, Class B, (1 day SONIA + 1.10%), 4.54%, 06/23/53		100	114,605

			1,065,875

United States — 5.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)	USD	250	179,729
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 6.36%, 09/15/34(a)(b)(e)		350	312,998
Arbor Multifamily Mortgage Securities Trust(b)
Series 2020-MF1, Class XA, 0.96%, 05/15/53(a)		14,930	757,015
Series E, Class E, 1.75%, 05/15/53		1,326	732,199
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.95%), 6.52%, 12/15/36(a)(b)		200	182,390
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 6.32%, 11/15/32(a)(b)		150	127,284

Security		Par (000)	Value

United States (continued)
Bank, Series 2021-BN35, Class A5, 2.29%, 06/15/64	USD	27	$21,723
BBCMS Mortgage Trust
Series 2017-C1, Class AS, 3.90%, 02/15/50		1,200	1,097,725
Series 2017-DELC, Class E, (1 mo. LIBOR US + 2.63%), 6.94%, 08/15/36(a)(b)		1,400	1,357,653
Benchmark Mortgage Trust
Series 2020-B21, Class XA, 1.45%, 12/17/53(a)		5,029	383,121
Series 2021-B25, Class A5, 2.58%, 04/15/54		200	165,983
BHMS Mortgage Trust, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 5.57%, 07/15/35(a)(b)		170	163,212
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class F, (1 mo. SOFR CME + 2.11%), 6.45%, 10/15/36		850	817,897
Series 2019-XL, Class G, (1 mo. SOFR CME + 2.41%), 6.75%, 10/15/36		935	894,980
Series 2019-XL, Class J, (1 mo. SOFR CME + 2.76%), 7.10%, 10/15/36		680	646,380
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 8.22%, 01/15/34		760	692,444
BX Trust(a)(b)
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 7.32%, 02/15/36		469	406,551
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 7.32%, 02/15/36		900	790,964
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 7.32%, 01/15/34		390	358,729
BXP Trust(a)(b)
Series 2017-CC, Class D, 3.55%, 08/13/37		110	86,147
Series 2017-CC, Class E, 3.55%, 08/13/37(e)		220	165,789
CFCRE Commercial Mortgage Trust(b)
Series 2018-TAN, Class A, 4.24%, 02/15/33		750	743,199
Series 2018-TAN, Class E, 6.45%, 02/15/33(a)		500	478,935
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	356,857
Series 2016-C2, Class B, 3.18%, 08/10/49		750	645,935
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	352,398
Series 2019-PRM, Class C, 3.90%, 05/10/36(b)		1,000	985,968
Series 2020-420K, Class D, 3.31%, 11/10/42(a)(b)		360	264,201
Series 2020-420K, Class X, 0.80%, 11/10/42(a)(b)		20,000	1,031,561
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 7.81%, 11/15/37(a)(b)		983	936,665
Commercial Mortgage Trust
Series 2014-CR21, Class A3, 3.53%, 12/10/47		329	316,865
Series 2015-LC19, Class A4, 3.18%, 02/10/48		500	476,319
Series 2016-DC2, Class B, 4.66%, 02/10/49(a)		100	90,674
Series 2016-DC2, Class C, 4.66%, 02/10/49(a)		100	89,303
Series 2019-GC44, Class 180B, 3.40%, 08/15/57(a)(b)		1,000	878,648
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2019-ICE4, Class C, (1 mo. LIBOR US + 1.43%), 5.75%, 05/15/36		100	97,996
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 6.47%, 05/15/36		700	677,035
CSAIL Commercial Mortgage Trust, Series 2018-CX12, Class C, 4.74%, 08/15/51(a)		750	623,206
DBGS Mortgage Trust, Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 5.54%, 05/15/35(a)(b)		91	87,929
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	343,085

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
DBUBS Mortgage Trust, Series 2017-BRBK, Class E, 3.53%, 10/10/34(a)(b)(e)	USD	300	$251,407
Freddie Mac Multifamily Structured Pass Through Certificates, Series K121, Class X1, 1.02%, 10/25/30(a)		4,059	239,338
GCT Commercial Mortgage Trust, Series 2021-GCT D, Class D, (1 mo. LIBOR US + 2.35%), 6.67%, 02/15/38(a)(b)		340	258,119
GS Mortgage Securities Corp. Trust, Series 2021- ROSS, Class A, (1 mo. LIBOR US + 1.15%), 5.47%, 05/15/26(a)(b)		100	93,472
GS Mortgage Securities Trust(a)
Series 2015-GC34, Class B, 4.47%, 10/10/48		1,100	989,927
Series 2020-GSA2, Class XA, 1.73%, 12/12/53(b)		3,624	335,299
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		1,000	933,602
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class B, 4.94%, 12/15/46(a)		1,000	976,058
Series 2018-AON, Class A, 4.13%, 07/05/31(b)		1,200	1,124,063
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5, Class A5, 3.69%, 03/15/50		1,200	1,121,181
Series 2017-C7, Class A5, 3.41%, 10/15/50		1,113	1,022,487
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class F, (1 mo. LIBOR US + 2.05%), 6.37%, 12/15/37(a)(b)		682	629,269
MAD Mortgage Trust(a)(b)
Series 2017-330M, Class D, 3.98%, 08/15/34		110	98,407
Series 2017-330M, Class E, 4.03%, 08/15/34		130	114,180
MCM Trust, 3.00%, 08/25/28(e)		465	308,443
MED Trust, Series 2021, Class G, (1 mo. LIBOR US + 5.25%), 9.57%, 11/15/38(a)(b)		639	583,933
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A5, 3.89%, 06/15/47		375	363,378
Series 2015-C25, Class A5, 3.64%, 10/15/48		400	379,246
Morgan Stanley Capital I Trust
Series 2017-H1, Class C, 4.28%, 06/15/50(a)(e)		340	299,200
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		1,000	871,329
Series 2019-L2, Class A4, 4.07%, 03/15/52		589	543,572
Natixis Commercial Mortgage Securities Trust,
Series 2018-SOX, Class E, 4.77%, 06/17/38(a)(b)		382	317,784
Olympic Tower Mortgage Trust(a)(b)
Series 2017-OT, Class D, 3.95%, 05/10/39		130	98,084
Series 2017-OT, Class E, 3.95%, 05/10/39(e)		160	109,774
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 7.07%, 01/15/36(a)(b)		270	236,310
TVC DSCR, 2.37%, 02/01/51(e)		1,571	1,517,704
Velocity Commercial Capital Loan Trust, Series 2020-1, Class M3, 3.19%, 02/25/50(a)(b)		78	63,921
Wells Fargo Commercial Mortgage Trust(a)
Series 2016-NXS5, Class B, 4.95%, 01/15/59		1,400	1,247,714
Series 2019-C50, Class XA, 1.41%, 05/15/52		12,918	803,457

Security		Par (000)	Value

United States (continued)
Wells Fargo Commercial Mortgage Trust(a) (continued) Series 2021-C59, Class XA, 1.54%, 04/15/54	USD	999	$82,769
Western Alliance Bank, 10.22%, 12/30/24(b)		2,260	2,258,508

			38,089,627

Total Non-Agency Mortgage-Backed Securities — 5.6% (Cost: $43,840,820)			39,301,963

Preferred Securities

Capital Trusts — 0.2%(a)(k)

France — 0.0%
TotalEnergies SE, 1.75%(c)	EUR	100	100,849

Italy — 0.1%
Eni SpA, Series NC-9, 2.75%(c)		260	214,062

Mexico — 0.0%
Banco Mercantil del Norte SA, 5.88%(b)	USD	202	179,881

United Kingdom(c) — 0.1%
British American Tobacco PLC
Series 5.25, 3.00%	EUR	430	356,409
Series NC8, 3.75%		380	289,490

			645,899

			1,140,691

		Shares

Preferred Stocks — 0.3%

United States — 0.3%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)(l)		290	331,766
Dream Finders Homes, Inc.(e)		1,320	1,202,850
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $138,642)(e)(j)		6,037	57,955
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $165,930)(e)(j)		31,150	147,339
Versa Networks Inc., Series E, (Acquired 10/14/22, Cost: $491,084)(e)(j)		168,283	449,316

			2,189,226

Total Preferred Securities — 0.5% (Cost: $3,962,738)			3,329,917

		Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust
Series 2020-K104, Class B, 3.54%, 02/25/52	USD	750	643,176
Series 2020-K105, Class B, 3.53%, 03/25/53		726	617,439

			1,260,615

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities — 25.6%
Fannie Mae Mortgage-Backed Securities
6.50%, 11/01/38	USD	6	$6,567
6.00%, 07/01/39		27	27,410
4.00%, 01/01/41		1	1,241
3.00%, 02/01/44		40	35,893
Freddie Mac Mortgage-Backed Securities
2.50%, 01/01/29 - 04/01/31		84	78,645
3.50%, 04/01/31 - 01/01/48		189	182,162
3.00%, 10/01/32 - 12/01/46		165	150,412
5.00%, 05/01/38 - 11/01/48		57	56,794
5.50%, 01/01/39		19	19,347
4.00%, 08/01/40 - 12/01/45		14	13,145
4.50%, 09/01/40 - 07/01/52		281	273,638
Freddie Mac Multifamily Structured Pass Through Certificates, Series KW09, Class X1, 0.80%, 05/25/29(a)		14,715	559,307
Ginnie Mae Mortgage-Backed Securities
4.00%, 10/20/40 - 01/23/53(r)		1,712	1,625,186
3.50%, 01/15/42 - 01/23/53(r)		2,724	2,512,335
5.00%, 10/20/44 - 01/23/53		864	856,371
3.00%, 02/15/45 - 01/23/53(r)		3,661	3,267,192
4.50%, 03/15/47 - 01/23/53(r)		1,178	1,144,576
2.00%, 08/20/50 - 01/23/53		4,850	4,074,853
2.50%, 04/20/51 - 01/23/53(q)		5,016	4,350,908
Uniform Mortgage-Backed Securities
2.50%, 09/01/27 - 01/12/53(r)		17,056	14,671,558
3.00%, 07/01/29 - 01/12/53(r)		9,585	8,529,612
3.50%, 07/01/29 - 09/01/52(r)		6,453	5,926,579
2.00%, 10/01/31 - 01/12/53(r)		24,519	20,361,343
4.00%, 09/01/33 - 01/12/53(r)		4,792	4,530,794
5.00%, 09/01/35 - 02/13/53(r)		58,442	57,581,825
1.50%, 01/17/38 - 01/12/53		5,548	4,536,422
5.50%, 12/01/38		67	69,621
4.50%, 12/01/45 - 02/13/53(r)		46,502	44,759,474

			180,203,210

Total U.S. Government Sponsored Agency Securities — 25.8% (Cost: $186,994,302)			181,463,825

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Notes
0.63%, 01/15/24 - 07/15/32(s)		14,365	13,851,019
0.50%, 04/15/24(s)		10,165	9,884,714
0.13%, 04/15/25 - 04/15/27		10,251	9,667,554
0.38%, 01/15/27		1,851	1,744,956

Total U.S. Treasury Obligations — 5.0% (Cost: $36,259,228)			35,148,243

		Shares

Warrants

United Kingdom — 0.0%
Genius Sports Ltd., (Issued/Exercisable 03/30/21, 1 Share for 1 Warrant, Expires 12/31/28, Strike Price USD 11.50)(d)		5,890	5,301

Security		Shares	Value

United States(d) — 0.0%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)		9,002	$1,981
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(e)		34,768	27,119
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)		12,334	525
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)		8,529	192
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)(e)		10,200	204
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)		28,519	1,072
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(e)		10,965	110
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) (e)(j)		20,741	53,512

			84,715

Venezuela — 0.0%
Venezuela Government International Bonds (d)		3,000	9,000

Total Warrants — 0.0% (Cost: $146,870)			99,016

Total Long-Term Investments — 95.2% (Cost: $724,061,057)			668,511,408

Short-Term Securities

		Par (000)

Certificates of Deposit — 0.2%

United States — 0.2%
Citibank N.A.
4.06%, 08/01/23	USD	463	459,685
5.00%, 09/21/23		1,120	1,116,007

			1,575,692

Foreign Agency Obligations — 22.3%
German Treasury Bills(t)
(0.48%), 03/22/23(c)	EUR	38,500	41,065,939
(0.47%), 03/22/23(c)		38,500	41,065,940
1.31%, 03/22/23(c)		35,313	37,666,533
1.68%, 08/23/23		35,000	36,910,314

			156,708,726

		Shares

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(p)(u)		6,558,852	6,558,852

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 0.0%
Uniform Mortgage-Backed Securities, 4.50%, 08/01/23	USD	11	$11,224

Total Short-Term Securities — 23.5% (Cost: $160,157,594)			164,854,494

Options Purchased — 0.9% (Cost: $4,243,925)			5,924,751

Total Investments Before TBA Sale Commitments and Options Written — 119.6% (Cost: $888,462,576)			839,290,653

TBA Sale Commitments(r)

United States — (7.4)%
Ginnie Mae Mortgage-Backed Securities
2.00%, 01/23/53		(298)	(249,675)
2.50%, 01/23/53		(316)	(273,769)
3.00%, 01/23/53		(233)	(207,412)
3.50%, 01/23/53		(168)	(154,327)
4.00%, 01/23/53		(28)	(26,491)
Uniform Mortgage-Backed Securities
1.50%, 01/17/38 - 01/12/53		(353)	(287,632)
2.00%, 01/17/38 - 01/12/53		(1,497)	(1,235,025)
2.50%, 01/18/37 - 01/12/53		(1,025)	(878,957)
3.00%, 01/17/38 - 01/12/53		(536)	(475,004)
3.50%, 02/25/49		(329)	(298,832)
4.00%, 01/12/53		(182)	(170,654)
4.50%, 01/12/53		(8,118)	(7,811,597)
5.00%, 01/12/53		(40,228)	(39,633,314)

Total TBA Sale Commitments — (7.4)% (Proceeds: $(52,089,438))			(51,702,689)

Options Written — (1.8)% (Premiums Received: $(6,003,923))			(12,232,721)

Total Investments, Net of TBA Sale Commitments and Options Written — 110.4% (Cost: $830,369,215)			775,355,243

Liabilities in Excess of Other Assets — (10.4)%			(73,017,005)

Net Assets — 100.0%			$702,338,238

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(d)	Non-income producing security.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Rounds to less than 1,000.

(i)	Issuer filed for bankruptcy and/or is in default.

(j)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,074,216, representing 0.2% of its net assets as of period end, and an original cost of $1,130,743.

(k)	Perpetual security with no stated maturity date.
(l)	Convertible security.

(m)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(n)	Zero-coupon bond.

(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Fund.

(q)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.

(r)	Represents or includes a TBA transaction.

(s)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(t)	Rates are discount rates or a range of discount rates as of period end.
(u)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,170,804	$—	$(4,611,952	)(a)	$—	$—	$6,558,852	6,558,852	$235,016	$—
iShares 0-5 Year TIPS Bond ETF	—	695,447	—		—	(11,879)	683,568	7,050	2,883	—
iShares Aaa - A Rated Corporate Bond ETF(b)	—	53,120	(51,240)		(1,880)	—	—	—	—	—
iShares Biotechnology ETF	75,242	—	—		—	(10,516)	64,726	493	201	—
iShares China Large-Cap ETF	112,484	263,917	—		—	6,952	383,353	13,546	8,483	—
iShares iBoxx $ High Yield Corporate Bond ETF	200,210	15,344,107	(5,501,185)		(587,082)	(457,728)	8,998,322	122,210	387,250	—
iShares iBoxx $ Investment Grade Corporate Bond ETF .	137,688	20,005,583	(17,440,837)		(501,483)	(94,670)	2,106,281	19,978	88,037	—
iShares JP Morgan USD Emerging Markets Bond ETF	1,903,206	5,457,509	(2,521,116)		(591,821)	(188,135)	4,059,643	47,992	152,708	—
iShares Latin America 40 ETF	229,486	—	—		—	(5,576)	223,910	9,782	28,483	—
iShares MSCI Brazil ETF	253,556	—	—		—	(903)	252,653	9,033	31,804	—
iShares MSCI Emerging Markets ETF	642,280	—	—		—	(143,971)	498,309	13,148	12,441	—

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

iShares Russell 2000 ETF	$105,886	$2,067,412	$(2,170,426)	$103,014	$(22,891)	$82,995	476	$1,230	$—
iShares S&P 500 Value ETF(b)	439,347	—	(416,681)	67,188	(89,854)	—	—	—	—

				$(1,512,064)	$(1,019,171)	$23,912,612		$948,536	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	45	03/08/23	$5,247	$(419,099)
Euro Bund	273	03/08/23	38,846	(2,514,476)
Euro OAT	87	03/08/23	11,855	(866,484)
10-Year Australian Treasury Bonds	113	03/15/23	8,900	(508,589)
3-Year Australian Treasury Bonds	16	03/15/23	1,163	(15,426)
FTSE 100 Index	1	03/17/23	90	(409)
MSCI Emerging Markets Index	2	03/17/23	96	(3,054)
10-Year Korean Bond	5	03/21/23	435	(6,789)
3-Year Korean Bond	63	03/21/23	5,154	(35,117)
10-Year Canadian Bond	8	03/22/23	724	(11,707)
U.S. Long Bond	128	03/22/23	15,960	(66,214)
Ultra U.S. Treasury Bond	363	03/22/23	48,472	(464,780)
Long Gilt	81	03/29/23	9,783	(680,687)
2-Year U.S. Treasury Note	1,891	03/31/23	387,655	271,191
3-Month SOFR	7	06/20/23	1,664	(1,588)
3-Month SONIA Index	88	09/19/23	25,360	(6,116)
3-Month SONIA Index	31	12/19/23	8,929	14,076
3-Month SONIA Index	8	03/19/24	2,306	10,296
3-Month SONIA Index	8	03/18/25	2,319	5,309

				(5,299,663)

Short Contracts
30-Year Euro Buxl Bond	6	03/08/23	869	111,193
Euro BOBL	243	03/08/23	30,109	949,591
Euro-Schatz	23	03/08/23	2,595	28,666
Short Term Euro BTP	39	03/08/23	4,388	74,278
10-Year Japanese Government Treasury Bonds	31	03/13/23	34,359	589,452
Euro Stoxx 50 Index	61	03/17/23	2,470	124,089
Euro Stoxx Bank	85	03/17/23	438	(14,424)
NASDAQ 100 E-Mini Index	35	03/17/23	7,716	567,672
Russell 2000 E-Mini Index	19	03/17/23	1,682	60,139
S&P 500 E-Mini Index	27	03/17/23	5,212	118,810
10-Year U.S. Treasury Note	25	03/22/23	2,804	7,072
10-Year U.S. Ultra Long Treasury Note	1,754	03/22/23	206,780	1,967,067
5-Year U.S. Treasury Note	15	03/31/23	1,617	13,729
3-Month SOFR	7	09/17/24	1,683	780

				4,598,114

				$(701,549)

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,095,000	CAD	995,516	Natwest Markets PLC	01/12/23	$10,502
AUD	304,000	USD	204,970	JPMorgan Chase Bank N.A.	01/12/23	2,076
AUD	304,000	USD	204,970	JPMorgan Chase Bank N.A.	01/12/23	2,076
AUD	335,000	USD	225,295	Morgan Stanley & Co. International PLC	01/12/23	2,865
AUD	539,000	USD	362,489	Morgan Stanley & Co. International PLC	01/12/23	4,609
CAD	342,266	USD	252,000	Citibank N.A.	01/12/23	793
CAD	190,128	USD	139,000	JPMorgan Chase Bank N.A.	01/12/23	1,425
CAD	190,128	USD	139,000	JPMorgan Chase Bank N.A.	01/12/23	1,425
CAD	282,155	USD	208,000	JPMorgan Chase Bank N.A.	01/12/23	395
CAD	282,155	USD	208,000	JPMorgan Chase Bank N.A.	01/12/23	395
CLP	311,423,750	USD	355,000	Citibank N.A.	01/12/23	11,851
CZK	7,226,794	USD	306,000	BNP Paribas SA	01/12/23	13,631
CZK	9,163,386	USD	388,000	BNP Paribas SA	01/12/23	17,283
CZK	4,728,938	USD	204,000	Citibank N.A.	01/12/23	5,154
CZK	4,728,938	USD	204,000	Citibank N.A.	01/12/23	5,154
EUR	329,000	USD	349,899	HSBC Bank PLC	01/12/23	2,477
EUR	329,000	USD	349,899	HSBC Bank PLC	01/12/23	2,477
EUR	784,000	USD	815,046	HSBC Bank PLC	01/12/23	24,658
EUR	784,000	USD	815,046	HSBC Bank PLC	01/12/23	24,658
HUF	109,348,989	USD	274,000	Barclays Bank PLC	01/12/23	18,377
HUF	109,348,989	USD	274,000	Barclays Bank PLC	01/12/23	18,377
JPY	31,479,800	EUR	220,000	Royal Bank of Canada	01/12/23	4,462
JPY	30,582,398	USD	222,000	Bank of America N.A.	01/12/23	11,248
JPY	18,713,838	USD	136,000	Citibank N.A.	01/12/23	6,728
JPY	18,713,838	USD	136,000	Citibank N.A.	01/12/23	6,728
JPY	19,579,824	USD	144,000	Deutsche Bank AG	01/12/23	5,333
JPY	19,579,824	USD	144,000	Deutsche Bank AG	01/12/23	5,333
JPY	18,319,680	USD	136,000	JPMorgan Chase Bank N.A.	01/12/23	3,722
JPY	18,319,680	USD	136,000	JPMorgan Chase Bank N.A.	01/12/23	3,722
KRW	274,947,200	USD	214,000	Bank of America N.A.	01/12/23	4,371
KRW	274,947,200	USD	214,000	Bank of America N.A.	01/12/23	4,371
MXN	2,762,085	USD	139,000	Citibank N.A.	01/12/23	2,542
MXN	2,762,085	USD	139,000	Citibank N.A.	01/12/23	2,542
MXN	4,226,568	USD	214,000	HSBC Bank PLC	01/12/23	2,589
MXN	4,226,568	USD	214,000	HSBC Bank PLC	01/12/23	2,589
MXN	8,103,070	USD	411,000	HSBC Bank PLC	01/12/23	4,240
NOK	2,718,298	USD	272,000	Deutsche Bank AG	01/12/23	5,563
PLN	622,473	USD	139,000	JPMorgan Chase Bank N.A.	01/12/23	2,996
PLN	622,473	USD	139,000	JPMorgan Chase Bank N.A.	01/12/23	2,996
THB	4,831,572	USD	138,500	Citibank N.A.	01/12/23	1,103
THB	4,831,572	USD	138,500	Citibank N.A.	01/12/23	1,103
THB	4,761,420	USD	136,000	JPMorgan Chase Bank N.A.	01/12/23	1,576
THB	4,761,420	USD	136,000	JPMorgan Chase Bank N.A.	01/12/23	1,576
USD	146,512	AUD	213,000	Bank of America N.A.	01/12/23	1,444
USD	146,512	AUD	213,000	Bank of America N.A.	01/12/23	1,444
USD	204,000	CAD	275,020	JPMorgan Chase Bank N.A.	01/12/23	874
USD	204,000	CAD	275,020	JPMorgan Chase Bank N.A.	01/12/23	874
USD	144,927	EUR	135,000	Deutsche Bank AG	01/12/23	335
USD	144,927	EUR	135,000	Deutsche Bank AG	01/12/23	335
USD	144,457	GBP	117,000	JPMorgan Chase Bank N.A.	01/12/23	2,980
USD	138,000	INR	11,299,164	JPMorgan Chase Bank N.A.	01/12/23	1,462
USD	138,000	INR	11,299,164	JPMorgan Chase Bank N.A.	01/12/23	1,462
USD	411,000	MXN	7,971,164	Goldman Sachs International	01/12/23	2,520
USD	204,000	MXN	3,962,394	HSBC Bank PLC	01/12/23	948
USD	204,000	MXN	3,962,394	HSBC Bank PLC	01/12/23	948
USD	136,000	NOK	1,330,591	Deutsche Bank AG	01/12/23	134
USD	143,045	NZD	222,000	Bank of America N.A.	01/12/23	2,084
USD	143,045	NZD	222,000	Bank of America N.A.	01/12/23	2,084
ZAR	3,658,565	USD	208,000	Citibank N.A.	01/12/23	7,178
ZAR	2,436,806	USD	137,000	Goldman Sachs International	01/12/23	6,320
ZAR	8,477,074	USD	497,000	Goldman Sachs International	01/12/23	1,577
ZAR	8,835,260	USD	518,000	Goldman Sachs International	01/12/23	1,644

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	2,537,626	USD	144,000	JPMorgan Chase Bank N.A.	01/12/23	$5,250
ZAR	2,537,626	USD	144,000	JPMorgan Chase Bank N.A.	01/12/23	5,250
USD	143,000	BRL	748,600	BNP Paribas SA	02/02/23	1,986
USD	207,000	TWD	6,316,605	Citibank N.A.	02/17/23	542
USD	207,000	TWD	6,316,605	Citibank N.A.	02/17/23	542
USD	220,553	MXN	4,332,455	Citibank N.A.	02/21/23	141
USD	1,034,159	MXN	20,314,597	Citibank N.A.	02/21/23	663
USD	610,943	MXN	11,866,820	Deutsche Bank AG	02/21/23	7,224
BRL	3,754,973	USD	690,345	Barclays Bank PLC	03/15/23	11,566
CAD	690,121	USD	508,896	Bank of America N.A.	03/15/23	1,080
CAD	22,705,761	USD	16,750,000	Morgan Stanley & Co. International PLC	03/15/23	28,791
CAD	460,909	USD	340,000	Royal Bank of Canada	03/15/23	596
CAD	1,870,071	USD	1,378,963	Royal Bank of Canada	03/15/23	2,956
CNH	10,833	AUD	2,278	Bank of America N.A.	03/15/23	18
CNH	740,000	USD	106,946	Bank of America N.A.	03/15/23	562
CNH	20,538,196	USD	2,972,692	BNP Paribas SA	03/15/23	11,116
CNH	20,592,880	USD	2,980,607	BNP Paribas SA	03/15/23	11,145
CNH	29,017,556	USD	4,200,000	BNP Paribas SA	03/15/23	15,697
CNH	86,769,663	USD	12,559,151	BNP Paribas SA	03/15/23	46,824
CNH	750,000	USD	108,025	HSBC Bank PLC	03/15/23	936
CNH	750,000	USD	108,176	Morgan Stanley & Co. International PLC	03/15/23	785
CNH	750,000	USD	108,061	UBS AG	03/15/23	900
CZK	8,762,725	USD	382,339	Morgan Stanley & Co. International PLC	03/15/23	3,953
CZK	12,141,362	USD	530,000	Northern Trust Corp.	03/15/23	5,234
DKK	2,775,767	USD	400,000	Natwest Markets PLC	03/15/23	1,725
DKK	7,311,780	USD	1,053,369	Natwest Markets PLC	03/15/23	4,834
EUR	1,843,672	AUD	2,868,901	Royal Bank of Canada	03/15/23	24,218
EUR	100,000	USD	107,031	Bank of America N.A.	03/15/23	527
EUR	710,000	USD	761,181	Bank of America N.A.	03/15/23	2,484
EUR	670,000	USD	719,727	Citibank N.A.	03/15/23	914
EUR	670,000	USD	719,104	Citibank N.A.	03/15/23	1,537
EUR	850,000	USD	910,296	Goldman Sachs International	03/15/23	3,950
EUR	2,690,000	USD	2,881,095	Goldman Sachs International	03/15/23	12,225
EUR	100,000	USD	107,382	HSBC Bank PLC	03/15/23	177
EUR	100,000	USD	107,316	HSBC Bank PLC	03/15/23	242
EUR	95,000	USD	101,574	JPMorgan Chase Bank N.A.	03/15/23	607
EUR	97,500	USD	104,062	JPMorgan Chase Bank N.A.	03/15/23	808
EUR	97,500	USD	103,845	JPMorgan Chase Bank N.A.	03/15/23	1,024
EUR	100,000	USD	106,733	JPMorgan Chase Bank N.A.	03/15/23	825
EUR	110,000	USD	117,354	Morgan Stanley & Co. International PLC	03/15/23	960
EUR	100,000	USD	107,120	State Street Bank and Trust Co.	03/15/23	438
IDR	2,745,000,000	USD	175,883	BNP Paribas SA	03/15/23	1,293
IDR	26,928,247,495	USD	1,727,576	Citibank N.A.	03/15/23	10,500
IDR	2,745,000,000	USD	176,029	JPMorgan Chase Bank N.A.	03/15/23	1,146
IDR	5,360,000,000	USD	344,031	JPMorgan Chase Bank N.A.	03/15/23	1,929
JPY	265,078,949	AUD	2,888,467	Royal Bank of Canada	03/15/23	66,575
JPY	367,110,000	AUD	4,000,000	Royal Bank of Canada	03/15/23	92,378
JPY	3,023,174,931	EUR	21,166,501	Morgan Stanley & Co. International PLC	03/15/23	485,092
JPY	72,000,000	USD	549,904	BNP Paribas SA	03/15/23	3,853
JPY	7,500,000	USD	57,401	Deutsche Bank AG	03/15/23	282
JPY	30,250,000	USD	231,104	HSBC Bank PLC	03/15/23	1,551
JPY	73,000,000	USD	557,822	HSBC Bank PLC	03/15/23	3,625
JPY	15,430,000	USD	118,514	JPMorgan Chase Bank N.A.	03/15/23	159
JPY	15,430,000	USD	117,825	JPMorgan Chase Bank N.A.	03/15/23	848
JPY	22,200,000	USD	169,103	JPMorgan Chase Bank N.A.	03/15/23	1,638
JPY	48,000,000	USD	358,444	JPMorgan Chase Bank N.A.	03/15/23	10,727
JPY	4,881,531,557	USD	36,610,252	Morgan Stanley & Co. International PLC	03/15/23	933,926
JPY	14,820,000	USD	113,547	State Street Bank and Trust Co.	03/15/23	434
JPY	7,500,000	USD	57,161	UBS AG	03/15/23	522
JPY	7,500,000	USD	57,052	UBS AG	03/15/23	631
JPY	7,500,000	USD	55,239	UBS AG	03/15/23	2,444
KRW	776,105,082	USD	600,000	BNP Paribas SA	03/15/23	17,283

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	2,045,905,000	USD	1,581,719	BNP Paribas SA	03/15/23	$45,514
MXN	102,550,000	USD	5,099,174	Barclays Bank PLC	03/15/23	96,631
MXN	21,408,053	USD	1,071,257	Citibank N.A.	03/15/23	13,405
MXN	393,608,266	USD	19,704,522	Morgan Stanley & Co. International PLC	03/15/23	238,061
MYR	2,411,640	USD	550,000	Barclays Bank PLC	03/15/23	3,096
PLN	119,963	USD	27,000	Morgan Stanley & Co. International PLC	03/15/23	219
PLN	7,862,548	USD	1,770,000	Societe Generale	03/15/23	13,963
SGD	1,240,000	USD	913,848	Bank of America N.A.	03/15/23	12,977
SGD	1,240,000	USD	915,440	BNP Paribas SA	03/15/23	11,385
SGD	2,423,333	USD	1,800,000	Royal Bank of Canada	03/15/23	11,294
THB	6,000,000	USD	170,382	Barclays Bank PLC	03/15/23	4,032
THB	6,500,000	USD	187,563	Barclays Bank PLC	03/15/23	1,386
USD	2,790,000	AUD	4,053,518	Royal Bank of Canada	03/15/23	22,371
USD	6,903	CHF	6,328	Citibank N.A.	03/15/23	7
USD	70,189	GBP	57,487	Royal Bank of Canada	03/15/23	570
USD	8,451,115	GBP	6,818,140	State Street Bank and Trust Co.	03/15/23	193,987
USD	57,882	HKD	450,000	Societe Generale	03/15/23	153
USD	287,894	NOK	2,796,242	Bank of America N.A.	03/15/23	1,610
USD	149,848	NOK	1,460,000	JPMorgan Chase Bank N.A.	03/15/23	371
USD	33,632	SEK	341,550	Bank of America N.A.	03/15/23	769
USD	130,114	SEK	1,321,361	Bank of America N.A.	03/15/23	2,979
USD	1,269,966	SEK	12,888,349	BNP Paribas SA	03/15/23	29,909
USD	3,578	TRY	70,221	Societe Generale	03/15/23	22
USD	146,911	TWD	4,400,000	Barclays Bank PLC	03/15/23	2,693
USD	171,193	TWD	5,200,000	Barclays Bank PLC	03/15/23	754
USD	187,778	TWD	5,700,000	BNP Paribas SA	03/15/23	950
ZAR	208,253,783	USD	12,026,103	Morgan Stanley & Co. International PLC	03/15/23	157,498

						3,019,432

USD	5,164,764	MXN	102,550,000	Barclays Bank PLC	01/04/23	(97,854)
EUR	218,000	PLN	1,031,216	HSBC Bank PLC	01/12/23	(1,749)
EUR	218,000	PLN	1,031,227	UBS AG	01/12/23	(1,751)
GBP	2,600,432	USD	3,197,370	Societe Generale	01/12/23	(52,913)
MXN	4,064,836	GBP	175,000	UBS AG	01/12/23	(3,310)
MXN	4,065,155	GBP	175,000	UBS AG	01/12/23	(3,293)
USD	144,043	AUD	213,000	Morgan Stanley & Co. International PLC	01/12/23	(1,025)
USD	144,043	AUD	213,000	Morgan Stanley & Co. International PLC	01/12/23	(1,025)
USD	139,000	CAD	189,655	HSBC Bank PLC	01/12/23	(1,076)
USD	139,000	CAD	189,655	HSBC Bank PLC	01/12/23	(1,076)
USD	204,000	CHF	191,372	BNP Paribas SA	01/12/23	(3,145)
USD	204,000	CHF	191,372	BNP Paribas SA	01/12/23	(3,145)
USD	139,000	CLP	123,793,400	Bank of America N.A.	01/12/23	(6,826)
USD	139,000	CLP	123,793,400	Bank of America N.A.	01/12/23	(6,826)
USD	215,000	CLP	185,583,700	Bank of America N.A.	01/12/23	(3,614)
USD	104,000	CLP	90,480,000	Citibank N.A.	01/12/23	(2,584)
USD	143,000	CLP	123,802,250	Citibank N.A.	01/12/23	(2,837)
USD	55,000	CLP	50,624,200	Deutsche Bank AG	01/12/23	(4,634)
USD	55,000	CLP	50,624,200	Deutsche Bank AG	01/12/23	(4,634)
USD	36,000	CLP	31,163,918	Goldman Sachs International	01/12/23	(711)
USD	214,963	EUR	203,000	Deutsche Bank AG	01/12/23	(2,460)
USD	214,963	EUR	203,000	Deutsche Bank AG	01/12/23	(2,460)
USD	143,148	EUR	134,000	JPMorgan Chase Bank N.A.	01/12/23	(373)
USD	143,148	EUR	134,000	JPMorgan Chase Bank N.A.	01/12/23	(373)
USD	365,329	EUR	344,000	State Street Bank and Trust Co.	01/12/23	(3,113)
USD	365,329	EUR	344,000	State Street Bank and Trust Co.	01/12/23	(3,113)
USD	175,544	GBP	146,000	Bank of America N.A.	01/12/23	(1,000)
USD	175,547	GBP	146,000	Royal Bank of Canada	01/12/23	(997)
USD	139,000	HUF	55,607,127	Goldman Sachs International	01/12/23	(9,682)
USD	139,000	HUF	55,607,127	Goldman Sachs International	01/12/23	(9,682)
USD	3,043	HUF	1,213,410	Northern Trust Corp.	01/12/23	(201)
USD	287,000	NOK	2,860,427	Deutsche Bank AG	01/12/23	(5,076)
USD	136,000	NOK	1,335,805	Goldman Sachs International	01/12/23	(398)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	137,101	NZD	217,000	Bank of America N.A.	01/12/23	$(685)
USD	137,101	NZD	217,000	Bank of America N.A.	01/12/23	(685)
USD	44,145	PLN	198,820	Northern Trust Corp.	01/12/23	(1,209)
USD	141,000	PLN	642,693	UBS AG	01/12/23	(5,609)
USD	141,000	PLN	642,693	UBS AG	01/12/23	(5,609)
USD	208,000	ZAR	3,577,272	BNP Paribas SA	01/12/23	(2,396)
USD	204,000	ZAR	3,495,642	Citibank N.A.	01/12/23	(1,595)
USD	204,000	ZAR	3,495,642	Citibank N.A.	01/12/23	(1,595)
USD	214,000	ZAR	3,681,509	Deutsche Bank AG	01/12/23	(2,527)
USD	137,000	ZAR	2,336,739	Goldman Sachs International	01/12/23	(435)
USD	208,000	ZAR	3,638,595	HSBC Bank PLC	01/12/23	(6,003)
USD	208,000	ZAR	3,638,595	HSBC Bank PLC	01/12/23	(6,003)
USD	359,152	COP	1,794,683,800	BNP Paribas SA	02/16/23	(8,077)
USD	246,742	EUR	235,619	Deutsche Bank AG	02/21/23	(6,291)
USD	282,963	EUR	263,599	Deutsche Bank AG	02/21/23	(119)
USD	25,666	EUR	24,105	Royal Bank of Canada	02/21/23	(220)
USD	37,601	MXN	740,362	Citibank N.A.	02/21/23	(64)
USD	640,266	MXN	12,824,843	JPMorgan Chase Bank N.A.	02/21/23	(12,192)
USD	23,341	MXN	461,037	Morgan Stanley & Co. International PLC	02/21/23	(114)
USD	979,286	MXN	19,263,325	Morgan Stanley & Co. International PLC	02/21/23	(727)
USD	73,921	MXN	1,472,842	Societe Generale	02/21/23	(1,009)
USD	278,647	ZAR	4,809,029	Bank of America N.A.	02/21/23	(3,219)
USD	358,070	ZAR	6,197,157	Deutsche Bank AG	02/21/23	(5,156)
USD	254,819	ZAR	4,448,560	Northern Trust Corp.	02/21/23	(5,919)
USD	410,035	EUR	385,219	Bank of America N.A.	03/14/23	(4,270)
AUD	1,900,000	JPY	174,372,310	Bank of America N.A.	03/15/23	(43,842)
AUD	593,638	USD	408,588	Morgan Stanley & Co. International PLC	03/15/23	(3,269)
AUD	21,613,433	USD	14,875,672	Morgan Stanley & Co. International PLC	03/15/23	(118,622)
BRL	5,726,940	USD	1,071,257	Bank of America N.A.	03/15/23	(730)
CHF	549,818	USD	600,000	Bank of America N.A.	03/15/23	(834)
CNH	27,697	JPY	534,673	Natwest Markets PLC	03/15/23	(88)
EUR	510,000	USD	549,484	Deutsche Bank AG	03/15/23	(936)
EUR	100,000	USD	107,708	HSBC Bank PLC	03/15/23	(149)
GBP	5,464,463	EUR	6,322,998	Morgan Stanley & Co. International PLC	03/15/23	(183,160)
INR	125,105,000	USD	1,507,780	Barclays Bank PLC	03/15/23	(2,514)
INR	148,475,130	USD	1,790,000	Goldman Sachs International	03/15/23	(3,544)
JPY	15,120,000	USD	116,300	JPMorgan Chase Bank N.A.	03/15/23	(11)
JPY	15,130,000	USD	116,655	JPMorgan Chase Bank N.A.	03/15/23	(289)
NOK	13,281,865	CAD	1,854,366	Bank of America N.A.	03/15/23	(10,495)
NOK	3,800,000	EUR	365,285	Natwest Markets PLC	03/15/23	(3,845)
NOK	3,750,566	USD	386,174	Bank of America N.A.	03/15/23	(2,185)
NOK	12,250,188	USD	1,262,950	Bank of America N.A.	03/15/23	(8,756)
NOK	18,448,025	USD	1,900,000	Bank of America N.A.	03/15/23	(11,261)
NZD	283,189	USD	182,575	Morgan Stanley & Co. International PLC	03/15/23	(2,635)
SEK	1,270,000	USD	122,427	Deutsche Bank AG	03/15/23	(234)
SEK	1,260,000	USD	121,615	JPMorgan Chase Bank N.A.	03/15/23	(383)
SEK	1,270,000	USD	122,917	JPMorgan Chase Bank N.A.	03/15/23	(724)
SEK	1,520,000	USD	147,011	JPMorgan Chase Bank N.A.	03/15/23	(764)
SEK	17,670,368	USD	1,740,000	Natwest Markets PLC	03/15/23	(39,839)
TRY	430,732	USD	22,000	Citibank N.A.	03/15/23	(187)
TWD	1,100,000	USD	36,352	Barclays Bank PLC	03/15/23	(297)
TWD	1,100,000	USD	36,184	Barclays Bank PLC	03/15/23	(130)
TWD	1,100,000	USD	36,391	JPMorgan Chase Bank N.A.	03/15/23	(337)
TWD	1,100,000	USD	36,232	JPMorgan Chase Bank N.A.	03/15/23	(177)
USD	410,187	BRL	2,230,000	UBS AG	03/15/23	(6,663)
USD	2,538	CAD	3,450	Morgan Stanley & Co. International PLC	03/15/23	(12)
USD	1,921	CAD	2,610	Royal Bank of Canada	03/15/23	(7)
USD	428,895	CAD	583,131	Royal Bank of Canada	03/15/23	(2,019)
USD	431,763	CNH	2,990,000	Morgan Stanley & Co. International PLC	03/15/23	(2,627)
USD	18,397,723	CNH	127,119,917	Morgan Stanley & Co. International PLC	03/15/23	(70,373)
USD	495,304	CZK	11,349,606	Societe Generale	03/15/23	(5,027)
USD	800	DKK	5,552	Bank of America N.A.	03/15/23	(4)

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	427,014	EUR	400,000	Bank of America N.A.	03/15/23	$(3,220)
USD	428,048	EUR	400,000	Bank of America N.A.	03/15/23	(2,186)
USD	770,191	EUR	720,000	Bank of America N.A.	03/15/23	(4,229)
USD	917,314	EUR	855,260	Bank of America N.A.	03/15/23	(2,590)
USD	96,304	EUR	90,000	BNP Paribas SA	03/15/23	(499)
USD	428,500	EUR	400,000	BNP Paribas SA	03/15/23	(1,733)
USD	781,702	EUR	730,000	BNP Paribas SA	03/15/23	(3,474)
USD	792,052	EUR	740,000	BNP Paribas SA	03/15/23	(3,880)
USD	536,712	EUR	500,000	Citibank N.A.	03/15/23	(1,079)
USD	495,318	EUR	463,118	Commonwealth Bank of Australia	03/15/23	(2,804)
USD	225,368	EUR	210,000	Deutsche Bank AG	03/15/23	(505)
USD	1,969,850	EUR	1,834,740	Deutsche Bank AG	03/15/23	(3,566)
USD	267,790	EUR	250,000	HSBC Bank PLC	03/15/23	(1,106)
USD	4,650,000	EUR	4,339,872	Morgan Stanley & Co. International PLC	03/15/23	(17,896)
USD	5,537,797	EUR	5,170,000	Morgan Stanley & Co. International PLC	03/15/23	(22,971)
USD	24,577,487	EUR	22,945,187	Morgan Stanley & Co. International PLC	03/15/23	(101,982)
USD	58,927,000	EUR	55,000,000	Morgan Stanley & Co. International PLC	03/15/23	(230,104)
USD	136,315	EUR	127,633	State Street Bank and Trust Co.	03/15/23	(965)
USD	199,935	EUR	187,327	State Street Bank and Trust Co.	03/15/23	(1,551)
USD	346,654	EUR	324,848	State Street Bank and Trust Co.	03/15/23	(2,747)
USD	412,489	EUR	390,000	UBS AG	03/15/23	(6,989)
USD	157,696	GBP	130,320	Commonwealth Bank of Australia	03/15/23	(128)
USD	761,000	IDR	11,857,978,100	Barclays Bank PLC	03/15/23	(4,370)
USD	18,048,605	JPY	2,406,666,466	Bank of America N.A.	03/15/23	(461,224)
USD	3,216,260	JPY	422,182,146	Morgan Stanley & Co. International PLC	03/15/23	(30,770)
USD	222,763	JPY	30,000,000	UBS AG	03/15/23	(7,969)
USD	358,575	KRW	465,000,000	Bank of America N.A.	03/15/23	(11,268)
USD	22,724	MXN	455,761	Bank of Montreal	03/15/23	(368)
USD	4,326,000	MXN	86,587,209	Morgan Stanley & Co. International PLC	03/15/23	(61,033)
USD	10,581,110	MXN	211,216,954	Royal Bank of Canada	03/15/23	(120,422)
USD	119,231	NOK	1,170,000	Deutsche Bank AG	03/15/23	(555)
USD	118,517	NOK	1,160,000	JPMorgan Chase Bank N.A.	03/15/23	(245)
USD	118,987	NOK	1,170,000	JPMorgan Chase Bank N.A.	03/15/23	(799)
USD	281,169	PLN	1,249,338	Morgan Stanley & Co. International PLC	03/15/23	(2,298)
USD	458,580	SGD	620,000	Barclays Bank PLC	03/15/23	(4,833)
USD	459,429	SGD	620,000	Barclays Bank PLC	03/15/23	(3,983)
USD	457,328	SGD	620,000	UBS AG	03/15/23	(6,084)
USD	457,700	SGD	620,000	UBS AG	03/15/23	(5,713)
USD	4,568,457	ZAR	79,652,680	Morgan Stanley & Co. International PLC	03/15/23	(91,514)
USD	8,468,000	ZAR	146,616,038	Societe Generale	03/15/23	(109,570)

						(2,190,875)

						$828,557

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Invesco QQQ Trust, Series 1	94	01/06/23	USD	292.00	USD	2,503	$188
S&P 500 Index	16	01/06/23	USD	4,090.00	USD	6,143	200
SPDR S&P 500 ETF Trust	42	01/13/23	USD	410.00	USD	1,606	798
Abbott Laboratories	7	01/20/23	USD	105.00	USD	77	3,938
Adobe, Inc.	1	01/20/23	USD	480.00	USD	34	3
Align Technology, Inc.	2	01/20/23	USD	240.00	USD	42	345
Alphabet, Inc., Class C	20	01/20/23	USD	125.00	USD	177	30
CVS Health Corp.	18	01/20/23	USD	105.00	USD	168	117
Dynatrace, Inc.	7	01/20/23	USD	45.00	USD	27	105
Eli Lilly & Co.	2	01/20/23	USD	340.00	USD	73	5,605
Energy Select Sector SPDR Fund	23	01/20/23	USD	95.00	USD	201	782
Exxon Mobil Corp.	12	01/20/23	USD	120.00	USD	132	384

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Glencore PLC	7	01/20/23	GBP	5.68	GBP	40	$828
Humana, Inc.	1	01/20/23	USD	500.00	USD	51	2,095
Intuit, Inc.	1	01/20/23	USD	450.00	USD	39	85
iShares iBoxx $High Yield Corporate Bond ETF	211	01/20/23	USD	75.00	USD	1,554	7,279
KLA Corp.	2	01/20/23	USD	400.00	USD	75	1,240
Lululemon Athletica, Inc.	4	01/20/23	USD	360.00	USD	128	656
Marathon Oil Corp.	39	01/20/23	USD	32.00	USD	106	293
McKesson Corp.	4	01/20/23	USD	400.00	USD	150	640
Northrop Grumman Corp.	2	01/20/23	USD	560.00	USD	109	1,460
Otis Worldwide Corp.	8	01/20/23	USD	85.00	USD	63	140
Ovintiv, Inc.	12	01/20/23	USD	60.00	USD	61	300
Rockwell Automation, Inc.	6	01/20/23	USD	280.00	USD	155	975
Salesforce, Inc.	4	01/20/23	USD	200.00	USD	53	8
Salesforce, Inc.	4	01/20/23	USD	210.00	USD	53	6
ServiceNow, Inc.	1	01/20/23	USD	550.00	USD	39	20
SPDR S&P 500 ETF Trust	122	01/20/23	USD	415.00	USD	4,666	2,623
XPO Logistics, Inc.	5	01/20/23	USD	57.50	USD	17	238
10-Year U.S. Treasury Note Future	31	01/27/23	USD	114.50	USD	3,476	6,297
Amazon.com, Inc.	37	02/17/23	USD	100.00	USD	311	5,106
Eli Lilly & Co.	6	02/17/23	USD	380.00	USD	220	5,970
iShares China Large-Cap ETF	347	02/17/23	USD	30.00	USD	982	33,832
iShares China Large-Cap ETF	346	02/17/23	USD	31.00	USD	979	23,009
iShares China Large-Cap ETF	275	03/17/23	USD	32.00	USD	778	20,075
EOG Resources, Inc.	21	04/21/23	USD	158.50	USD	272	6,195
Rockwell Automation, Inc.	4	04/21/23	USD	290.00	USD	103	2,820

							134,685

Put
10-Year U.S. Treasury Note Future	454	01/06/23	USD	113.50	USD	50,912	595,875
SPDR S&P Regional Banking ETF	158	01/20/23	USD	56.00	USD	928	9,006
U.S. Long Bond Future	3	01/27/23	USD	129.00	USD	374	12,703

							617,584

							$752,269

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down-and-out	Bank of America N.A.	—	02/07/23	MXN	19.55	MXN	19.10	USD	866	$2,336
USD Currency	One Touch	Bank of America N.A.	—	03/23/23	BRL	4.65	BRL	4.65	USD	86	4,044
USD Currency	One Touch	Bank of America N.A.	—	03/28/23	JPY	105.00	JPY	105.00	USD	170	1,197
USD Currency	One Touch	Bank of America N.A.	—	03/28/23	JPY	105.00	JPY	105.00	USD	170	1,197
USD Currency	One Touch	Bank of America N.A.	—	04/19/23	JPY	110.00	JPY	110.00	USD	120	3,006
GBP Currency	One Touch	JPMorgan Chase Bank N.A.	—	05/11/23	USD	1.00	USD	1.00	GBP	153	5,663

											$17,443

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Bank of America N.A.	—	01/13/23	USD	1.06	EUR	3,360	$50,670
USD Currency	Bank of America N.A.	—	01/13/23	CLP	920.00	USD	688	940
USD Currency	Bank of America N.A.	—	01/19/23	JPY	145.00	USD	4,120	148
S&P 500 Index	Goldman Sachs International	326	01/20/23	USD	4,050.00	USD	1,252	7,689
EUR Currency	Morgan Stanley & Co. International PLC	—	02/07/23	USD	1.06	EUR	9,199	182,144

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
USD Currency	Citibank N.A.	—	03/10/23	JPY	137.00	USD	1,002	$4,989
EUR Currency	Deutsche Bank AG	—	03/14/23	USD	1.10	EUR	6,760	49,011

								295,591

Put
USD Currency	Citibank N.A.	—	01/05/23	JPY	141.00	USD	2,595	228,508
GBP Currency	JPMorgan Chase Bank N.A.	—	01/17/23	USD	1.21	GBP	586	7,135
Financial Select Sector SPDR Fund	Goldman Sachs International	40,600	01/20/23	USD	35.00	USD	1,389	43,455
USD Currency	Barclays Bank PLC	—	01/31/23	MXN	19.35	USD	680	4,688
GBP Currency	Morgan Stanley & Co. International PLC	—	02/02/23	USD	1.21	GBP	558	8,975
EUR Currency	Morgan Stanley & Co. International PLC	—	02/07/23	USD	0.97	EUR	9,199	709
USD Currency	HSBC Bank USA N.A.	—	02/16/23	BRL	5.30	USD	550	13,455
USD Currency	Deutsche Bank AG	—	03/07/23	MXN	19.50	USD	4,241	55,756
USD Currency	Bank of America N.A.	—	06/06/23	JPY	123.25	USD	14,520	232,044
USD Currency	Bank of America N.A.	—	06/16/23	JPY	126.70	USD	9,530	248,523

								843,248

								$1,138,839

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value
Call
Dual Binary Option payout at expiry if USD JPY>137.06 and AUD USD > 0.697(b)	Bank of America N.A.	—	03/07/23	USD	232	$8,623

						8,623

Put
Dual Binary Option payout at expiry if S&P 500 <= 3687.14 and 10 year swap <= 3.357(b)	Citibank N.A.	151,128	03/17/23	USD	557,230	14,385
Dual Binary Option payout at expiry if S&P 500 <= 3687.14 and 10 year swap <= 3.342(b)	Citibank N.A.	151,128	04/21/23	USD	557,230	16,561
Dual Binary Option payout at expiry if S&P 500 <= 3687.14 and 10 year swap <= 3.330(b)	Citibank N.A.	151,128	05/19/23	USD	557,230	17,337

						48,283

						$56,906

(a)	Option only pays if both terms are met on the expiration date.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 02/17/33	1-Day SOFR, 4.32%	Quarterly	2.97%	Semi-Annual	JPMorgan Chase Bank N.A.	02/15/23	2.97%	USD 8,598	$14,123
1-Year Interest Rate Swap, 03/18/24	1-Day SOFR, 4.32%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD 123,605	16
10-Year Interest Rate Swap, 10/26/33	1-Day SOFR, 4.32%	Quarterly	3.05%	Semi-Annual	Citibank N.A.	10/24/23	3.05	USD 10,739	243,490
10-Year Interest Rate Swap, 11/01/33	1-Day SOFR, 4.32%	Quarterly	2.90%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.90	USD 10,739	202,225
10-Year Interest Rate Swap, 11/09/33	1-Day SOFR, 4.32%	Quarterly	2.82%	Semi-Annual	Goldman Sachs International	11/07/23	2.82	USD 4,401	75,980
30-Year Interest Rate Swap, 11/16/53	1-Day SOFR, 4.32%	Quarterly	2.85%	Semi-Annual	Citibank N.A.	11/14/23	2.85	USD 3,286	162,701

									698,535

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency					Value
Put
10-Year Interest Rate Swap, 01/25/33	3.11%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	Barclays Bank PLC	01/23/23	3.11%	EUR 1,680	$25,570
1-Year Interest Rate Swap, 02/11/24	3.75%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	Goldman Sachs International	02/09/23	3.75	USD 89,182	1,014,445
1-Year Interest Rate Swap, 04/03/24	2.47%	Annual	1-Day SONIA, 3.43%	Annual	Goldman Sachs International	04/03/23	2.47	GBP 46,501	1,181,211
1-Year Interest Rate Swap, 05/04/24	1.00%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	Goldman Sachs International	05/02/23	1.00	EUR 27,030	744,473
10-Year Interest Rate Swap, 10/26/33	4.55%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	Citibank N.A.	10/24/23	4.55	USD 10,739	117,236
10-Year Interest Rate Swap, 11/01/33	4.40%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	4.40	USD 10,739	140,612
10-Year Interest Rate Swap, 11/09/33	4.82%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	Goldman Sachs International	11/07/23	4.82	USD 4,401	37,212

									3,260,759

									$3,959,294

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Invesco QQQ Trust, Series 1	94	01/06/23	USD	312.00	USD	2,503	$(94)
Eli Lilly & Co.	2	01/20/23	USD	430.00	USD	73	(150)
Exxon Mobil Corp.	12	01/20/23	USD	130.00	USD	132	(30)
Humana, Inc.	1	01/20/23	USD	640.00	USD	51	(10)
iShares iBoxx $High Yield Corporate Bond ETF	422	01/20/23	USD	78.00	USD	3,107	(1,266)
Schlumberger Ltd.	12	01/20/23	USD	60.00	USD	64	(444)
SPDR S&P 500 ETF Trust	61	01/20/23	USD	435.00	USD	2,333	(214)
Walt Disney Co.	13	01/20/23	USD	105.00	USD	113	(98)
10-Year U.S. Treasury Note Future	37	01/27/23	USD	116.50	USD	4,149	(1,734)
5-Year U.S. Treasury Note Future	10	01/27/23	USD	108.25	USD	1,078	(4,844)
iShares China Large-Cap ETF	347	02/17/23	USD	34.00	USD	982	(7,287)
iShares China Large-Cap ETF	346	02/17/23	USD	35.00	USD	979	(4,844)
S&P 500 Index	16	02/17/23	USD	4,350.00	USD	6,143	(5,600)
iShares China Large-Cap ETF	275	03/17/23	USD	37.00	USD	778	(4,125)
EOG Resources, Inc.	21	04/21/23	USD	178.50	USD	272	(2,100)
SPDR S&P 500 ETF Trust	14	12/15/23	USD	420.00	USD	535	(30,611)

							(63,451)

Put
10-Year U.S. Treasury Note Future	681	01/06/23	USD	112.00	USD	76,368	(234,094)
Abbott Laboratories	7	01/20/23	USD	90.00	USD	77	(56)
Align Technology, Inc.	2	01/20/23	USD	180.00	USD	42	(330)
Alphabet, Inc., Class C	20	01/20/23	USD	100.00	USD	177	(22,600)
CVS Health Corp.	18	01/20/23	USD	95.00	USD	168	(5,895)
Dynatrace, Inc.	7	01/20/23	USD	35.00	USD	27	(350)
Energy Select Sector SPDR Fund	23	01/20/23	USD	80.00	USD	201	(1,150)
Exxon Mobil Corp.	3	01/20/23	USD	100.00	USD	33	(140)
Glencore PLC	7	01/20/23	GBP	4.41	GBP	40	(65)
Intuit, Inc.	1	01/20/23	USD	370.00	USD	39	(770)
Invesco QQQ Trust, Series 1	97	01/20/23	USD	265.00	USD	2,583	(56,405)
KLA Corp.	2	01/20/23	USD	330.00	USD	75	(430)
Marathon Oil Corp.	39	01/20/23	USD	25.00	USD	106	(1,541)
McKesson Corp.	4	01/20/23	USD	360.00	USD	150	(1,410)
Micron Technology, Inc.	35	01/20/23	USD	47.50	USD	175	(3,657)
Northrop Grumman Corp.	2	01/20/23	USD	480.00	USD	109	(535)
Otis Worldwide Corp.	8	01/20/23	USD	65.00	USD	63	(80)

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Ovintiv, Inc.	12	01/20/23	USD	45.00	USD	61	$(840)
Rockwell Automation, Inc.	6	01/20/23	USD	240.00	USD	155	(1,005)
ServiceNow, Inc.	1	01/20/23	USD	450.00	USD	39	(6,205)
SPDR S&P Regional Banking ETF	158	01/20/23	USD	52.00	USD	928	(1,659)
Walt Disney Co.	13	01/20/23	USD	85.00	USD	113	(2,769)
XPO Logistics, Inc.	5	01/20/23	USD	45.00	USD	17	(2,350)
U.S. Long Bond Future	3	01/27/23	USD	126.00	USD	374	(6,703)
Amazon.com, Inc.	37	02/17/23	USD	75.00	USD	311	(9,712)
Eli Lilly & Co.	6	02/17/23	USD	310.00	USD	220	(1,287)
EOG Resources, Inc.	21	04/21/23	USD	113.50	USD	272	(11,025)
Rockwell Automation, Inc.	4	04/21/23	USD	220.00	USD	103	(2,360)

							(375,423)

							$(438,874)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America N.A.	—	01/13/23	CLP	960.00	CLP	962	$(343)
USD Currency	Bank of America N.A.	—	01/19/23	JPY	150.00	JPY	4,120	(21)
S&P 500 Index	Goldman Sachs International	326	01/20/23	USD	4,250.00	USD	1,252	(733)
USD Currency	Barclays Bank PLC	—	01/31/23	MXN	20.00	MXN	680	(4,086)
GBP Currency	Morgan Stanley & Co. International PLC	—	02/02/23	USD	1.28	USD	558	(343)
EUR Currency	Morgan Stanley & Co. International PLC	—	02/07/23	USD	1.09	USD	9,199	(49,125)
USD Currency	Deutsche Bank AG	—	03/07/23	MXN	21.00	MXN	4,241	(19,133)
USD Currency	Citibank N.A.	—	03/10/23	JPY	142.00	JPY	1,002	(1,411)

								(75,195)

Put
USD Currency	Citibank N.A.	—	01/05/23	MXN	19.75	MXN	278	(3,963)
USD Currency	Bank of America N.A.	—	01/13/23	CLP	860.00	CLP	412	(9,874)
Financial Select Sector SPDR Fund	Goldman Sachs International	40,600	01/20/23	USD	31.00	USD	1,389	(2,832)
GBP Currency	Morgan Stanley & Co. International PLC	—	02/02/23	USD	1.16	USD	558	(2,045)
USD Currency	HSBC Bank USA N.A.	—	02/16/23	BRL	4.90	BRL	824	(2,786)
USD Currency	Bank of America N.A.	—	02/17/23	HUF	390.00	HUF	414	(19,662)
USD Currency	Deutsche Bank AG	—	03/07/23	MXN	18.75	MXN	4,241	(10,493)
USD Currency	Bank of America N.A.	—	06/06/23	JPY	121.31	JPY	14,520	(180,208)
USD Currency	Bank of America N.A.	—	06/16/23	JPY	124.70	JPY	9,530	(194,288)

								(426,151)

								$(501,346)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 02/17/33	2.67%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	02/15/23	2.67%	USD	8,598	$(3,734)
2-Year Interest Rate Swap, 02/17/25	1.40%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	1.40	USD	49,553	(9)
1-Year Interest Rate Swap, 03/18/24	0.40%	Quarterly	3-Month LIBOR, 4.77%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.40	USD	123,605	(9)
1-Year Interest Rate Swap, 03/18/24	0.60%	Quarterly	3-Month LIBOR, 4.77%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	123,605	(11)
2-Year Interest Rate Swap, 06/01/25	3.30%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Morgan Stanley & Co. International PLC	05/30/23	3.30	USD	42,312	(77,777)
2-Year Interest Rate Swap, 06/01/25	3.30%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Goldman Sachs International	05/30/23	3.30	USD	42,312	(77,771)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call (continued)
5-Year Interest Rate Swap, 06/01/28	2.80%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	05/30/23	2.80%	USD	17,141	$(67,821)
5-Year Interest Rate Swap, 06/01/28	2.80%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Goldman Sachs International	05/30/23	2.80	USD	17,141	(67,821)
5-Year Interest Rate Swap, 06/10/28	2.50%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	06/08/23	2.50	USD	9,027	(23,191)
5-Year Interest Rate Swap, 06/16/28	2.50%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Goldman Sachs International	06/14/23	2.50	USD	8,516	(23,221)
2-Year Interest Rate Swap, 10/26/25	3.09%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Citibank N.A.	10/24/23	3.09	USD	42,956	(200,448)
2-Year Interest Rate Swap, 11/01/25	2.95%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.95	USD	42,956	(178,768)
2-Year Interest Rate Swap, 11/09/25	3.26%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Goldman Sachs International	11/07/23	3.26	USD	17,604	(105,153)
2-Year Interest Rate Swap, 11/16/25	2.75%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Citibank N.A.	11/14/23	2.75	USD	32,857	(119,776)
10-Year Interest Rate Swap, 12/16/33	2.40%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	2.40	USD	2,349	(25,173)

										(970,683)

Put
10-Year Interest Rate Swap, 01/25/33	6-Month EURIBOR, 2.69%	Semi-Annual	3.41%	Annual	Barclays Bank PLC	01/23/23	3.41	EUR	1,680	(6,567)
1-Year Interest Rate Swap, 02/11/24	1-Day SOFR, 4.32%	Quarterly	4.40%	Semi-Annual	Goldman Sachs International	02/09/23	4.40	USD	178,365	(940,735)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 4.32%	Quarterly	2.60%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.60	USD	49,553	(1,684,338)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 4.32%	Quarterly	2.70%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.70	USD	49,553	(1,591,301)
3-Year Interest Rate Swap, 02/17/26	6-Month EURIBOR, 2.69%	Semi-Annual	3.36%	Annual	JPMorgan Chase Bank N.A.	02/15/23	3.36	EUR	25,882	(124,515)
1-Year Interest Rate Swap, 03/09/24	1-Day SOFR, 4.32%	Quarterly	4.50%	Semi-Annual	Morgan Stanley & Co. International PLC	03/07/23	4.50	USD	86,999	(405,339)
10-Year Interest Rate Swap, 03/25/33	1-Day SOFR, 4.32%	Quarterly	3.27%	Semi-Annual	Goldman Sachs International	03/23/23	3.27	USD	17,659	(593,672)
1-Year Interest Rate Swap, 04/03/24	1-Day SONIA, 3.43%	Annual	3.22%	Annual	Goldman Sachs International	04/03/23	3.22	GBP	93,003	(1,565,289)
10-Year Interest Rate Swap, 04/08/33	1-Day SOFR, 4.32%	Quarterly	3.40%	Semi-Annual	Morgan Stanley & Co. International PLC	04/06/23	3.40	USD	11,751	(332,476)
10-Year Interest Rate Swap, 04/20/33	1-Day SOFR, 4.32%	Quarterly	3.45%	Semi-Annual	Morgan Stanley & Co. International PLC	04/18/23	3.45	USD	5,856	(158,562)
10-Year Interest Rate Swap, 04/20/33	1-Day SOFR, 4.32%	Quarterly	3.45%	Semi-Annual	Bank of America N.A.	04/18/23	3.45	USD	5,850	(158,397)
1-Year Interest Rate Swap, 05/04/24	6-Month EURIBOR, 2.69%	Semi-Annual	1.75%	Annual	Goldman Sachs International	05/02/23	1.75	EUR	54,060	(1,071,609)
10-Year Interest Rate Swap, 05/07/33	1-Day SOFR, 4.32%	Quarterly	3.75%	Semi-Annual	Citibank N.A.	05/05/23	3.75	USD	11,428	(199,735)
2-Year Interest Rate Swap, 06/01/25	1-Day SOFR, 4.32%	Quarterly	4.80%	Semi-Annual	Morgan Stanley & Co. International PLC	05/30/23	4.80	USD	42,312	(110,772)
2-Year Interest Rate Swap, 06/01/25	1-Day SOFR, 4.32%	Quarterly	4.80%	Semi-Annual	Goldman Sachs International	05/30/23	4.80	USD	42,312	(110,772)
5-Year Interest Rate Swap, 06/01/28	1-Day SOFR, 4.32%	Quarterly	4.30%	Semi-Annual	JPMorgan Chase Bank N.A.	05/30/23	4.30	USD	17,141	(98,583)
5-Year Interest Rate Swap, 06/01/28	1-Day SOFR, 4.32%	Quarterly	4.30%	Semi-Annual	Goldman Sachs International	05/30/23	4.30	USD	17,141	(98,583)
5-Year Interest Rate Swap, 06/10/28	1-Day SOFR, 4.32%	Quarterly	4.00%	Semi-Annual	JPMorgan Chase Bank N.A.	06/08/23	4.00	USD	18,055	(171,697)
2-Year Interest Rate Swap, 06/14/25	1-Day SOFR, 4.32%	Annual	4.70%	Annual	Citibank N.A.	06/14/23	4.70	GBP	828	(6,007)

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
2-Year Interest Rate Swap, 06/14/25	1-Day SOFR, 4.32%	Annual	4.70%	Annual	Citibank N.A.	06/14/23	4.70%	GBP	657	$(4,770)
5-Year Interest Rate Swap, 06/16/28	1-Day SOFR, 4.32%	Quarterly	3.90%	Semi-Annual	Goldman Sachs International	06/14/23	3.90	USD	8,516	(95,783)
2-Year Interest Rate Swap, 10/26/25	1-Day SOFR, 4.32%	Quarterly	5.09%	Semi-Annual	Citibank N.A.	10/24/23	5.09	USD	42,956	(103,158)
2-Year Interest Rate Swap, 11/01/25	1-Day SOFR, 4.32%	Quarterly	4.95%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	4.95	USD	42,956	(122,726)
2-Year Interest Rate Swap, 11/09/25	1-Day SOFR, 4.32%	Quarterly	5.26%	Semi-Annual	Goldman Sachs International	11/07/23	5.26	USD	17,604	(35,542)
2-Year Interest Rate Swap, 11/16/25	1-Day SOFR, 4.32%	Quarterly	4.75%	Semi-Annual	Citibank N.A.	11/14/23	4.75	USD	32,857	(119,958)
2-Year Interest Rate Swap, 12/03/25	1-Day SOFR, 4.32%	Quarterly	3.90%	Semi-Annual	Citibank N.A.	12/01/23	3.90	USD	38,000	(334,053)
10-Year Interest Rate Swap, 12/16/33	1-Day SOFR, 4.32%	Quarterly	3.60%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	3.60	USD	2,349	(76,879)

										(10,321,818)

										$(11,292,501)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR 381	$(1,908)	$(1,117)	$(791)
iTraxx.FINSR.38.V1	1.00	Quarterly	12/20/27	EUR 2,265	(1,740)	31,075	(32,815)
iTraxx.XO.38.V1	5.00	Quarterly	12/20/27	EUR 1,187	(15,131)	(18,691)	3,560

					$(18,779)	$11,267	$(30,046)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	B+	USD 6,037	$46,895	$(246,713)	$293,608
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	BBB+	USD 1,750	14,629	2,717	11,912

						$61,524	$(243,996)	$305,520

(a) Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b) The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
2.56%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	10/15/27	EUR	730	$16,146	$8	$16,138
2.72%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	10/15/27	EUR	700	9,536	8	9,528
2.73%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	10/15/27	EUR	1,890	24,770	22	24,748
3.00%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	11/15/27	EUR	890	(3,290)	12	(3,302)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3.05%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	11/15/27	EUR	900	$(5,521)	$13	$(5,534)
2.70%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	12/15/27	EUR	1,225	2,206	15	2,191
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.69%	Monthly	08/15/32	EUR	535	(4,884)	11	(4,895)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.42%	Monthly	10/15/32	EUR	755	(19,816)	15	(19,831)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.55%	Monthly	10/15/32	EUR	715	(9,283)	15	(9,298)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.55%	Monthly	10/15/32	EUR	1,890	(25,014)	39	(25,053)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.68%	Monthly	11/15/32	EUR	890	2,288	19	2,269
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.71%	Monthly	11/15/32	EUR	900	5,041	19	5,022
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.50%	Monthly	12/15/32	EUR	1,150	(5,200)	25	(5,225)

							$(13,021)	$221	$(13,242)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 10.77%	Monthly	4.42%	Monthly	N/A	02/28/23	MXN	34,384	$(26,622)	$1	$(26,623)
1-Month MXIBOR, 10.77%	Monthly	4.50%	Monthly	N/A	03/03/23	MXN	34,373	(26,325)	1	(26,326)
1-Month MXIBOR, 10.77%	Monthly	10.17%	Monthly	N/A	09/14/23	MXN	36,299	(11,470)	2	(11,472)
1-Month MXIBOR, 10.77%	Monthly	10.30%	Monthly	N/A	09/18/23	MXN	28,852	(7,701)	1	(7,702)
		China Fixing Repo Rates
2.06%	Quarterly	7-Day, 3.00%	Quarterly	N/A	12/21/23	CNY	80,861	20,814	36	20,778
1-Month MXIBOR, 10.77%	Monthly	4.68%	Monthly	N/A	02/27/24	MXN	24,395	(89,096)	3	(89,099)
1-Month MXIBOR, 10.77%	Monthly	4.86%	Monthly	N/A	03/01/24	MXN	24,395	(86,350)	3	(86,353)
1-Day SOFR, 4.32%	Annual	1.13%	Annual	N/A	03/07/24	USD	53,146	(2,658,024)	138	(2,658,162)
0.40%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	03/08/24	USD	92,780	5,174,688	161	5,174,527
1-Day SOFR, 4.32%	Annual	1.13%	Annual	N/A	03/08/24	USD	78,484	(3,934,529)	205	(3,934,734)
0.44%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	03/11/24	USD	100,000	5,495,481	176	5,495,305
3-Month KRW CDC, 3.98%	Quarterly	3.84%	Quarterly	N/A	03/15/24	KRW	4,858,590	(4,008)	18	(4,026)
1-Day SOFR, 4.32%	Annual	1.08%	Annual	N/A	03/18/24	USD	107,840	(5,637,375)	289	(5,637,664)
0.45%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	03/19/24	USD	23,502	1,290,439	42	1,290,397
0.44%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	03/22/24	USD	52,000	2,860,195	162	2,860,033
6.15%	Quarterly	3-Month WIBOR, 7.02%	Quarterly	N/A	04/11/24	PLN	5,303	11,330	2	11,328
1-Day SONIA, 3.43%	Monthly	4.56%	Monthly	N/A	05/30/24	GBP	5,880	(10,236)	33	(10,269)
0.51%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	07/13/24	USD	15,789	1,131,828	62	1,131,766
0.55%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	07/16/24	USD	23,714	1,683,111	93	1,683,018
0.55%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	07/20/24	USD	15,854	1,133,800	63	1,133,737
0.55%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	07/20/24	USD	7,927	566,669	31	566,638
0.49%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	07/23/24	USD	15,880	1,150,823	63	1,150,760
0.49%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	07/23/24	USD	15,880	1,151,741	63	1,151,678
0.56%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/12/24	USD	23,993	1,713,794	98	1,713,696
0.57%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/13/24	USD	15,662	1,117,160	64	1,117,096
0.57%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/27/24	USD	8,168	581,853	34	581,819
0.57%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/27/24	USD	8,168	581,462	34	581,428
0.57%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/27/24	USD	8,086	575,415	34	575,381
0.57%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/27/24	USD	8,209	583,865	35	583,830
0.57%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/27/24	USD	8,209	583,567	35	583,532
1-Day SONIA, 3.43%	Annual	3.94%	Annual	N/A	09/01/24	GBP	880	(4,856)	(281)	(4,575)
1-Day SONIA, 3.43%	Monthly	4.26%	Monthly	N/A	09/06/24	GBP	9,663	(41,835)	53	(41,888)
2.22%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	N/A	09/12/24	EUR	1,448	23,179	399	22,780

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day SONIA, 3.43%	Annual	3.96%	Annual	N/A	09/13/24	GBP	855	$(5,229)	$(49)	$(5,180)
3.90%	Quarterly	3-Month BBSW, 3.26%	Quarterly	N/A	11/11/24	AUD	2,765	945	8	937
1-Day SOFR, 4.32%	Annual	4.66%	Annual	N/A	11/15/24	USD	1,780	5,490	7	5,483
4.35%	Annual	1-Day SOFR, 4.32%	Annual	N/A	12/07/24	USD	1,650	4,221	31	4,190
4.41%	Annual	1-Day SOFR, 4.32%	Annual	N/A	12/07/24	USD	1,620	2,281	7	2,274
1-Day SONIA, 3.43%	Monthly	4.41%	Monthly	N/A	12/20/24	GBP	9,430	(8,332)	2,153	(10,485)
2.46%	Quarterly	China Fixing Repo Rates 7-Day, 3.00%	Quarterly	N/A	12/21/24	CNY	12,520	(1,194)	9	(1,203)
2.46%	Quarterly	China Fixing Repo Rates 7-Day, 3.00%	Quarterly	N/A	12/21/24	CNY	12,740	(1,482)	9	(1,491)
2.53%	Quarterly	China Fixing Repo Rates 7-Day, 3.00%	Quarterly	N/A	12/21/24	CNY	12,520	(3,887)	9	(3,896)
2.00%	Annual	1-Day SOFR, 4.32%	Annual	N/A	02/17/25	USD	13,940	628,600	62	628,538
3.91%	Monthly	1-Day SONIA, 3.43%	Monthly	N/A	05/31/25	GBP	6,170	22,795	24	22,771
3-Month LIBOR, 4.77%	Quarterly	0.46%	Semi-Annual	N/A	11/23/25	USD	8,405	(926,258)	90	(926,348)
3.47%	Semi-Annual	1-Day SOFR, 4.32%	Annual	N/A	12/01/25	USD	1,690	8,285	7	8,278
3.31%	Annual	1-Day SOFR, 4.32%	Annual	N/A	12/07/25	USD	830	5,909	4	5,905
3.34%	Annual	1-Day SOFR, 4.32%	Annual	N/A	12/07/25	USD	830	5,490	4	5,486
1-Day SOFR, 4.32%	Annual	3.75%	Annual	N/A	12/15/25	USD	11,532	(112,843)	50	(112,893)
3-Month LIBOR, 4.77%	Quarterly	0.39%	Semi-Annual	N/A	02/10/26	USD	20,840	(2,465,390)	120	(2,465,510)
0.68%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/19/26	USD	12,034	1,301,324	70	1,301,254
0.70%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/22/26	USD	3,289	354,176	19	354,157
3-Month LIBOR, 4.77%	Quarterly	0.83%	Semi-Annual	N/A	03/08/26	USD	22,775	(2,336,407)	134	(2,336,541)
0.60%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	04/08/26	USD	54,466	6,447,351	334	6,447,017
0.62%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	04/08/26	USD	22,427	2,640,232	137	2,640,095
3-Month LIBOR, 4.77%	Quarterly	0.85%	Semi-Annual	N/A	04/08/26	USD	54,466	(6,005,346)	334	(6,005,680)
3-Month LIBOR, 4.77%	Quarterly	0.87%	Semi-Annual	N/A	04/08/26	USD	22,427	(2,458,229)	137	(2,458,366)
0.63%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	05/26/26	USD	55,869	6,551,412	356	6,551,056
0.64%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	05/27/26	USD	84,240	9,855,624	538	9,855,086
0.85%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	05/27/26	USD	28,080	3,094,478	179	3,094,299
3-Month LIBOR, 4.77%	Quarterly	0.87%	Semi-Annual	N/A	07/13/26	USD	9,304	(1,051,662)	60	(1,051,722)
0.94%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/14/26	USD	5,483	650,103	38	650,065
1.17%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/14/26	USD	9,208	1,015,501	65	1,015,436
1.15%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/10/26	USD	22,414	2,491,709	161	2,491,548
3-Month LIBOR, 4.77%	Quarterly	1.39%	Semi-Annual	N/A	01/07/27	USD	40,270	(4,138,978)	300	(4,139,278)
3-Month LIBOR, 4.77%	Quarterly	1.42%	Semi-Annual	N/A	01/10/27	USD	16,315	(1,660,509)	122	(1,660,631)
3-Month LIBOR, 4.77%	Quarterly	1.47%	Semi-Annual	N/A	01/14/27	USD	5,755	(574,182)	43	(574,225)
3-Month LIBOR, 4.77%	Quarterly	1.63%	Semi-Annual	N/A	02/09/27	USD	54,116	(5,060,141)	411	(5,060,552)
1-Day SOFR, 4.32%	Annual	1.56%	Annual	N/A	03/07/27	USD	26,573	(2,426,999)	206	(2,427,205)
6.87%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	09/29/27	PLN	870	(4,940)	2	(4,942)
6.99%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	09/30/27	PLN	1,259	(8,605)	2	(8,607)
1-Day SOFR, 4.32%	Annual	2.91%	Annual	N/A	10/06/27	USD	23,492	(920,736)	206	(920,942)
China Fixing Repo Rates
7-Day, 3.00%	Quarterly	2.54%	Quarterly	N/A	12/21/27	CNY	5,019	(7,733)	8	(7,741)
China Fixing Repo Rates
7-Day, 3.00%	Quarterly	2.55%	Quarterly	N/A	12/21/27	CNY	12,078	(17,977)	19	(17,996)
5.67%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	1,144	4,516	3	4,513
5.92%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	3,426	5,683	9	5,674
5.99%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	1,111	1,131	3	1,128
3-Month LIBOR, 4.77%	Quarterly	0.66%	Semi-Annual	N/A	09/25/30	USD	1,243	(265,184)	20	(265,204)
0.71%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	09/25/30	USD	1,243	260,933	20	260,913
5.81%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	10/17/30	MXN	60,000	508,786	45	508,741
5.89%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	10/22/30	MXN	100,000	822,422	77	822,345
0.81%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/23/30	USD	5,481	1,163,155	93	1,163,062
1.17%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/04/31	USD	9,608	1,819,148	127	1,819,021
1.20%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/05/31	USD	2,857	535,558	38	535,520
5.52%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	02/27/31	MXN	120,000	1,154,271	6,367	1,147,904
3-Month LIBOR, 4.77%	Quarterly	1.40%	Semi-Annual	N/A	04/07/31	USD	41,944	(7,531,250)	575	(7,531,825)
3-Month LIBOR, 4.77%	Quarterly	1.42%	Semi-Annual	N/A	04/08/31	USD	12,190	(2,172,424)	167	(2,172,591)
1.57%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	05/27/31	USD	7,833	1,309,231	109	1,309,122
1.54%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	05/28/31	USD	1,391	235,557	19	235,538

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, 2.69%	Semi-Annual	1.57%	Annual	N/A	08/15/31	EUR	790	$(101,098)	$(522)	$(100,576)
6-Month EURIBOR, 2.69%	Semi-Annual	1.93%	Annual	N/A	08/15/31	EUR	630	(61,726)	9	(61,735)
0.02%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	N/A	08/26/31	EUR	8,789	2,255,522	157	2,255,365
1.38%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/14/31	USD	4,274	809,347	61	809,286
1.38%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/14/31	USD	6,215	1,178,132	88	1,178,044
1.40%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/12/31	USD	7,023	1,320,523	100	1,320,423
3-Month LIBOR, 4.77%	Quarterly	1.59%	Semi-Annual	N/A	10/14/31	USD	16,740	(2,904,967)	241	(2,905,208)
3-Month LIBOR, 4.77%	Quarterly	1.62%	Semi-Annual	N/A	11/19/31	USD	22,175	(3,795,363)	323	(3,795,686)
1.44%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/26/31	USD	3,889	717,342	56	717,286
1.41%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/30/31	USD	2,702	504,362	39	504,323
3-Month LIBOR, 4.77%	Quarterly	1.76%	Semi-Annual	N/A	01/28/32	USD	33,147	(5,302,951)	490	(5,303,441)
1-Month MXIBOR, 10.77%	Monthly	7.61%	Monthly	N/A	01/28/32	MXN	50,000	(180,932)	36	(180,968)
1-Month MXIBOR, 10.77%	Monthly	7.68%	Monthly	N/A	01/30/32	MXN	29,564	(100,653)	20	(100,673)
2.38%	Annual	1-Day SOFR, 4.32%	Annual	N/A	04/08/32	USD	2,064	189,162	31	189,131
2.60%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/26/32	USD	2,477	189,322	37	189,285
6-Month EURIBOR, 2.69%	Semi-Annual	2.44%	Annual	N/A	07/14/32	EUR	772	(23,480)	10	(23,490)
9.25%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	09/17/32	MXN	17,125	(28,910)	13	(28,923)
1-Day SOFR, 4.32%	Annual	3.47%	Annual	N/A	10/04/32	USD	10,373	(84,075)	158	(84,233)
1-Day SOFR, 4.32%	Annual	3.42%	Annual	N/A	10/05/32	USD	4,851	(60,579)	76	(60,655)
1-Day SOFR, 4.32%	Annual	3.05%	Annual	N/A	10/28/32	USD	11,502	(501,448)	182	(501,630)
1-Day SOFR, 4.32%	Annual	2.88%	Annual	N/A	11/02/32	USD	11,629	(673,185)	184	(673,369)
1-Day SOFR, 4.32%	Annual	2.92%	Annual	N/A	11/04/32	USD	11,608	(632,892)	184	(633,076)
1-Day SOFR, 4.32%	Annual	2.90%	Annual	N/A	11/15/32	USD	18,194	(1,019,377)	289	(1,019,666)
1-Day SOFR, 4.32%	Annual	3.20%	Annual	N/A	11/28/32	USD	11,066	(340,038)	176	(340,214)
1.70%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/26/41	USD	2,087	595,106	48	595,058
1.30%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/19/50	USD	5,222	2,109,504	142	2,109,362
1.22%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/27/50	USD	6,800	2,841,510	184	2,841,326
1.45%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	12/11/50	USD	1,791	672,695	49	672,646
3-Month LIBOR, 4.77%	Quarterly	1.20%	Semi-Annual	N/A	12/22/50	USD	7,691	(3,226,167)	209	(3,226,376)
1.27%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	12/30/50	USD	6,800	2,761,686	185	2,761,501
1.45%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	01/07/51	USD	6,212	2,340,296	183	2,340,113
1.52%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	01/08/51	USD	2,120	769,237	63	769,174
1.63%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	01/25/51	USD	4,697	1,615,163	139	1,615,024
1.48%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	01/28/51	USD	7,179	2,658,163	212	2,657,951
1.58%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/01/51	USD	4,957	1,748,357	147	1,748,210
1.66%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/04/51	USD	5,469	1,843,913	162	1,843,751
1.68%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/05/51	USD	2,857	952,013	85	951,928
0.89%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/10/51	USD	3,789	1,811,519	112	1,811,407
3-Month LIBOR, 4.77%	Quarterly	1.24%	Semi-Annual	N/A	02/10/51	USD	5,684	(2,353,588)	169	(2,353,757)
1.91%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	02/22/51	USD	1,118	324,441	33	324,408
1.97%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	05/28/51	USD	668	189,658	20	189,638
2.01%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	05/27/51	USD	4,051	1,123,822	123	1,123,699
2.04%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	06/07/51	USD	1,266	344,487	39	344,448
3-Month LIBOR, 4.77%	Quarterly	1.83%	Semi-Annual	N/A	06/22/51	USD	4,593	(1,418,637)	140	(1,418,777)
1.63%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	08/23/51	USD	1,028	353,512	31	353,481
1.85%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/15/51	USD	1,508	466,058	46	466,012
1.82%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	10/18/51	USD	2,342	737,321	71	737,250
3-Month LIBOR, 4.77%	Quarterly	1.84%	Semi-Annual	N/A	11/08/51	USD	2,545	(792,450)	78	(792,528)
1.71%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	11/30/51	USD	989	330,442	30	330,412
1.96%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	01/21/52	USD	9,852	2,804,252	301	2,803,951

								$30,587,538	$21,690	$30,565,848

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/24	USD	73	$209	$728	$(519)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	838	2,390	8,189	(5,799)

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/24	USD	509	$1,452	$4,974	$(3,522)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	1,168	74,932	77,066	(2,134)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	3,196	205,061	210,902	(5,841)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	161	10,330	9,797	533
iTraxx.JPN.38.V1	1.00	Quarterly	Barclays Bank PLC	12/20/27	JPY	57,035	(2,857)	(2,089)	(768)
iTraxx.JPN.38.V1	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	JPY	22,814	(1,144)	(836)	(308)
iTraxx.JPN.38.V1	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	JPY	34,221	(1,714)	(1,245)	(469)
Republic of Chile	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	185	656	2,527	(1,871)
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	695	50,370	57,326	(6,956)
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/27	USD	372	26,959	24,993	1,966
Republic of Indonesia	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	969	(425)	7,104	(7,529)
Republic of Philippines	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	1,451	(2,486)	802	(3,288)
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	580	92,296	124,804	(32,508)
United Mexican States	1.00	Quarterly	Bank of America N.A.	12/20/27	USD	322	4,210	3,676	534
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	356	4,654	8,240	(3,586)
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/27	USD	484	6,328	8,526	(2,198)
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	287	3,752	6,159	(2,407)
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	287	3,752	6,522	(2,770)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	USD	317	4,144	7,246	(3,102)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	USD	285	3,726	4,469	(743)

							$486,595	$569,880	$(83,285)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Petroleos Mexicanos	1.00%	Quarterly	Goldman Sachs International	12/20/24	BBB	USD	175	$(9,681)	$(14,622)	$4,941
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(4,895)	(1,717)	(3,178)
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	88	(4,627)	(1,622)	(3,005)
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(4,895)	(1,523)	(3,372)
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	187	(9,791)	(3,293)	(6,498)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	529	(99,372)	(58,223)	(41,149)

								$(133,261)	$(81,000)	$(52,261)

(a)  Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)  The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date			Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation )
Rate	Frequency	Rate	Frequency				Notional Amount (000)
1.42%	Semi-Annual	1-Day CLP Interbank Rate, 20,914.79%	Semi-Annual	Bank of America N.A.	N/A	04/03/23	CLP	1,315,531	$77,193	$—		$77,193
1-Day CLP Interbank Rate, 20,914.79%	Semi-Annual	1.65%	Semi-Annual	Bank of America N.A.	N/A	05/30/23	CLP	1,315,531	(73,243)	—		(73,243)
1-Day BZDIOVER, 0.05%	Monthly	13.97%	Monthly	Citibank N.A.	N/A	01/02/24	BRL	3,725	3,497	—		3,497
1-Day BZDIOVER, 0.05%	Monthly	13.98%	Monthly	Citibank N.A.	N/A	01/02/24	BRL	3,439	3,243	—		3,243
1-Day BZDIOVER, 0.05%	Monthly	14.49%	Monthly	Goldman Sachs International	N/A	01/02/24	BRL	3,773	7,198	—		7,198
1-Day BZDIOVER, 0.05%	Monthly	11.65%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	1,826	(9,084)	—		(9,084)
1-Day BZDIOVER, 0.05%	Monthly	11.69%	Monthly	Citibank N.A.	N/A	01/02/25	BRL	2,558	(12,251)	—		(12,251)
1-Day BZDIOVER, 0.05%	Monthly	13.78%	Monthly	BNP Paribas SA	N/A	01/02/25	BRL	20,918	81,636	—		81,636

									$78,189	$—		$78,189

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$56,555	$(267,373)	$107,249,752	$(76,421,672)	$—
OTC Swaps	574,050	(85,170)	180,741	(238,098)	—
Options Written	N/A	N/A	1,387,189	(7,615,987)	(12,232,721)

(a)  Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$870,710	$—	$4,042,700	$—	$4,913,410
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,019,432	—	—	3,019,432
Options purchased
Investments at value — unaffiliated(b)	—	—	188,538	1,113,761	4,574,169	48,283	5,924,751
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	309,080	—	—	106,880,776	59,896	107,249,752
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	582,024	—	—	172,767	—	754,791

	$—	$891,104	$1,059,248	$4,133,193	$115,670,412	$108,179	$121,862,136

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$17,887	$—	$5,597,072	$—	$5,614,959
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,190,875	—	—	2,190,875
Options written
Options written at value	—	—	195,064	497,781	11,539,876	—	12,232,721
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	33,606	—	—	76,314,928	73,138	76,421,672
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	228,690	—	—	94,578	—	323,268

	$—	$262,296	$212,951	$2,688,656	$93,546,454	$73,138	$96,783,495

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b) Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,298,969	$—	$(12,328,029)	$—	$(11,029,060)
Forward foreign currency exchange contracts	—	—	—	(7,565,039)	—	—	(7,565,039)
Options purchased(a)	—	—	(1,439,790)	(1,016,489)	(1,161,163)	—	(3,617,442)
Options written	—	13,135	1,180,288	1,939,000	(55,841)	—	3,076,582
Swaps	—	(1,543,273)	—	—	1,839,770	(628,021)	(331,524)

	$—	$(1,530,138)	$1,039,467	$(6,642,528)	$(11,705,263)	$(628,021)	$(19,466,483)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$991,337	$—	$(3,596,418)	$—	$(2,605,081)
Forward foreign currency exchange contracts	—	—	—	2,213,913	—	—	2,213,913
Options purchased(b)	—	—	(355,391)	945,298	2,513,521	(10,204)	3,093,224
Options written	—	—	(63,459)	271,712	(7,623,805)	—	(7,415,552)
Swaps	—	110,202	—	—	16,932,874	427,265	17,470,341

	$—	$110,202	$572,487	$3,430,923	$8,226,172	$417,061	$12,756,845

(a) Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b) Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$555,912,557
Average notional value of contracts — short	$501,012,695
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$231,974,254
Average amounts sold — in USD	$178,235,497
Options:
Average value of option contracts purchased	$2,221,215
Average value of option contracts written	$1,237,590
Average notional value of swaption contracts purchased	$270,949,532
Average notional value of swaption contracts written	$938,755,676

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Credit default swaps:
Average notional value — buy protection	$35,370,796
Average notional value — sell protection	$17,572,324
Interest rate swaps:
Average notional value — pays fixed rate	$990,522,893
Average notional value — receives fixed rate	$810,826,079
Inflation swaps:
Average notional value — pays fixed rate	$3,294,385
Average notional value — receives fixed rate	$3,361,941

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$1,057,574		$1,503,224
Forward foreign currency exchange contracts	3,019,432		2,190,875
Options	5,924,751	(a)	12,232,721
Swaps — centrally cleared	573,097		—
Swaps — OTC(b)	754,791		323,268

Total derivative assets and liabilities in the Statement of Assets and Liabilities	11,329,645		16,250,088

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,382,940)		(1,942,098)

Total derivative assets and liabilities subject to an MNA	$8,946,705		$14,307,990

(a) Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b) Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$684,183	$(684,183)	$—	$—	$—
Barclays Bank PLC	567,452	(157,719)	—	(409,733)	—
BNP Paribas SA	309,505	(26,349)	—	—	283,156
Citibank N.A.	918,033	(918,033)	—	—	—
Deutsche Bank AG	137,832	(70,977)	—	—	66,855
Goldman Sachs International	3,290,231	(3,290,231)	—	—	—
HSBC Bank PLC	72,115	(17,162)	—	—	54,953
HSBC Bank USA N.A.	13,455	(2,786)	—	—	10,669
JPMorgan Chase Bank N.A.	432,372	(432,372)	—	—	—
Morgan Stanley & Co. International PLC	2,060,318	(2,060,318)	—	—	—
Natwest Markets PLC	17,061	(17,061)	—	—	—
Northern Trust Corp.	5,234	(5,234)	—	—	—
Royal Bank of Canada	225,420	(123,665)	—	—	101,755
Societe Generale	14,138	(14,138)	—	—	—
State Street Bank and Trust Co.	194,859	(11,489)	—	—	183,370
UBS AG	4,497	(4,497)	—	—	—

	$8,946,705	$(7,836,214)	$—	$(409,733)	$700,758

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$1,225,985	$(684,183)	$—	$—	$541,802
Bank of Montreal	368	—	—	—	368
Barclays Bank PLC	157,719	(157,719)	—	—	—
BNP Paribas SA	26,349	(26,349)	—	—	—
Citibank N.A.	1,115,471	(918,033)	(197,438)	—	—
Commonwealth Bank of Australia	2,932	—	—	—	2,932
Deutsche Bank AG	70,977	(70,977)	—	—	—
Goldman Sachs International	4,891,509	(3,290,231)	(928,060)	—	673,218
HSBC Bank PLC	17,162	(17,162)	—	—	—
HSBC Bank USA N.A.	2,786	(2,786)	—	—	—
JPMorgan Chase Bank N.A.	819,644	(432,372)	(377,375)	—	9,897
Morgan Stanley & Co. International PLC	5,569,324	(2,060,318)	(3,509,006)	—	—
Natwest Markets PLC	43,772	(17,061)	—	—	26,711
Northern Trust Corp.	7,329	(5,234)	—	—	2,095
Royal Bank of Canada	123,665	(123,665)	—	—	—
Societe Generale	168,519	(14,138)	—	—	154,381
State Street Bank and Trust Co.	11,489	(11,489)	—	—	—
UBS AG	52,990	(4,497)	—	—	48,493

	$14,307,990	$(7,836,214)	$(5,011,879)	$—	$1,459,897

(a) The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.

(b) Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

(c) Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(d) Net amount represents the net amount receivable from the counterparty in the event of default.

(e) Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$39,298,964	$—	$39,298,964
Common Stocks
Australia	—	31,596	—	31,596
Canada	133,278	—	—	133,278
France	—	130,257	—	130,257
Germany	—	193,698	—	193,698
Netherlands	—	122,277	—	122,277
United Kingdom	151,572	—	—	151,572
United States	5,349,035	85,608	424,726	5,859,369
Corporate Bonds	—	204,107,283	3,052,118	207,159,401
Floating Rate Loan Interests	—	4,080,360	3,109,308	7,189,668
Foreign Agency Obligations	—	107,922,983	—	107,922,983
Investment Companies	28,047,452	—	—	28,047,452
Municipal Bonds	—	12,927,929	—	12,927,929
Non-Agency Mortgage-Backed Securities	—	36,336,648	2,965,315	39,301,963
Preferred Securities
Capital Trusts	—	1,140,691	—	1,140,691
Preferred Stocks	331,766	—	1,857,460	2,189,226
U.S. Government Sponsored Agency Securities	—	181,463,825	—	181,463,825

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$35,148,243	$—	$35,148,243
Warrants	18,071	—	80,945	99,016
Short-Term Securities
Certificates of Deposit	—	1,575,692	—	1,575,692
Foreign Agency Obligations	—	156,708,726	—	156,708,726
Money Market Funds	6,558,852	—	—	6,558,852
U.S. Government Sponsored Agency Securities	—	11,224	—	11,224
Options Purchased
Equity Contracts	137,394	51,144	—	188,538
Foreign Currency Exchange Contracts	—	1,105,138	8,623	1,113,761
Interest Rate Contracts	614,875	3,959,294	—	4,574,169
Other Contracts	—	—	48,283	48,283
Liabilities
Investments
TBA Sale Commitments	—	(51,702,689)	—	(51,702,689)
Unfunded Floating Rate Loan Interests(a)	—	—	(135)	(135)

	$41,342,295	$734,698,891	$11,546,643	$787,587,829

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$317,054	$—	$317,054
Equity Contracts	746,621	124,089	—	870,710
Foreign Currency Exchange Contracts	—	3,019,432	—	3,019,432
Interest Rate Contracts	4,042,700	107,053,543	—	111,096,243
Other Contracts	—	59,896	—	59,896
Liabilities
Credit Contracts	—	(177,126)	—	(177,126)
Equity Contracts	(194,553)	(18,398)	—	(212,951)
Foreign Currency Exchange Contracts	—	(2,688,656)	—	(2,688,656)
Interest Rate Contracts	(5,844,447)	(87,702,007)	—	(93,546,454)
Other Contracts	—	(73,138)	—	(73,138)

	$(1,249,679)	$19,914,689	$—	$18,665,010

(a) Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

(b) Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	Preferred Stocks	Unfunded Floating Rate Loan Interests
Assets/Liabilities
Opening balance, as of December 31, 2021	$20	$1,072,155	$2,916,874	$1,773,045	$—	$1,611,188	$(132)
Transfers into Level 3	—	—	289,095	2,260,203	—	—	—
Transfers out of Level 3	—	—	(318,150)	—	—	—	—
Accrued discounts/premiums	—	9,851	7,063	16,719	—	—	—
Net realized gain (loss)	—	—	9,688	(109,246)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(60,435)	(47,024)	(157,267)	(388,518)	(17,589)	(244,812)	(3)
Purchases	485,141	2,298,319	2,308,809	176,432	74,495	491,084	—
Sales	—	(281,183)	(1,946,804)	(763,320)	—	—	—

Closing balance, as of December 31, 2022	$424,726	$3,052,118	$3,109,308	$2,965,315	$56,906	$1,857,460	$(135)

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$(60,435)	$(47,024)	$(146,638)	$(388,518)	$(17,589)	$(244,812)	$(135)

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Strategic Global Bond Fund, Inc.

	Warrants	Total
Assets
Opening balance, as of December 31, 2021	$10,200	$7,383,350
Transfers into Level 3	—	2,549,298
Transfers out of Level 3	—	(318,150)
Accrued discounts/premiums	—	33,633
Net realized gain (loss)	—	(99,558)
Net change in unrealized appreciation (depreciation)(a)(b)	70,745	(844,903)
Purchases	—	5,834,280
Sales	—	(2,991,307)

Closing balance, as of December 31, 2022	$80,945	$11,546,643

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$70,745	$(834,406)

(a) Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(b) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

S C H E D U L E O F I N V E S T M E N T S	47

Statement of Assets and Liabilities

December 31, 2022

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)	$815,378,041
Investments, at value — affiliated(b)	23,912,612
Cash pledged:
Collateral — exchange-traded options written	1,995,000
Futures contracts	7,904,798
Centrally cleared swaps	3,805,230
Foreign currency, at value(c)	3,074,223
Receivables:
Investments sold	447,418
TBA sale commitments	52,089,438
Capital shares sold	1,698,171
Dividends — unaffiliated	6,345
Dividends — affiliated	71,843
Interest — unaffiliated	4,270,751
Principal paydowns	15,631
Variation margin on futures contracts	1,057,574
Variation margin on centrally cleared swaps	573,097
Swap premiums paid	574,050
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,019,432
OTC swaps	180,741
Prepaid expenses	58,288

Total assets	920,132,683

LIABILITIES
Bank overdraft	87,032
Cash received:
Collateral — OTC derivatives	461,000
Collateral — TBA commitments	70,000
Options written, at value(d)	12,232,721
TBA sale commitments, at value(e)	51,702,689
Payables:
Investments purchased	145,939,102
Accounting services fees	42,962
Capital shares redeemed	2,018,132
Custodian fees	90,466
Income dividend distributions	555,692
Interest expense	1,740
Investment advisory fees	251,101
Directors’ and Officer’s fees	1,263
Other accrued expenses	116,009
Professional fees	138,963
Service and distribution fees	20,892
Transfer agent fees	47,179
Variation margin on futures contracts	1,503,224
Swap premiums received	85,170
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,190,875
OTC swaps	238,098
Unfunded floating rate loan interests	135

Total liabilities	217,794,445

NET ASSETS	$702,338,238

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

December 31, 2022

BlackRock Strategic Global Bond Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$832,687,088
Accumulated loss	(130,348,850)

NET ASSETS	$702,338,238

(a) Investments, at cost — unaffiliated	$863,707,047
(b) Investments, at cost — affiliated	$24,755,529
(c) Foreign currency, at cost	$3,361,854
(d) Premiums received	$6,003,923
(e) Proceeds from TBA sale commitments	$52,089,438

F I N A N C I A L S T A T E M E N T S	49

Statement of Assets and Liabilities  (continued)

December 31, 2022

BlackRock Strategic Global Bond Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$479,102,730

Shares outstanding	93,486,613

Net asset value	$5.12

Shares authorized	1 billion

Par value	$0.10

Investor A
Net assets	$83,094,081

Shares outstanding	16,227,005

Net asset value	$5.12

Shares authorized	1 billion

Par value	$0.10

Investor C
Net assets	$4,054,811

Shares outstanding	792,657

Net asset value	$5.12

Shares authorized	1 billion

Par value	$0.10

Class K
Net assets	$136,086,616

Shares outstanding	26,576,644

Net asset value	$5.12

Shares authorized	1 billion

Par value	$0.10

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2022

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$274,360
Dividends — affiliated	948,536
Interest — unaffiliated	22,273,473
Other income — unaffiliated	51,023
Foreign taxes withheld	(12,353)

Total investment income	23,535,039

EXPENSES
Investment advisory	3,945,534
Transfer agent — class specific	999,093
Custodian	300,671
Service and distribution — class specific	280,767
Professional	170,858
Registration	136,817
Accounting services	133,227
Printing and postage	55,289
Directors and Officer	12,024
Miscellaneous	424,444

Total expenses excluding interest expense	6,458,724
Interest expense	147,259

Total expenses	6,605,983
Less:
Fees waived and/or reimbursed by the Manager	(1,077,166)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(665,721)

Total expenses after fees waived and/or reimbursed	4,863,096

Net investment income	18,671,943

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(96,919,731)
Investments — affiliated	(1,512,064)
Borrowed bonds	345,460
Forward foreign currency exchange contracts	(7,565,039)
Foreign currency transactions	(956,960)
Futures contracts	(11,029,060)
Options written	3,076,582
Swaps	(331,524)

(114,892,336)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(46,683,326)
Investments — affiliated	(1,019,171)
Borrowed bonds	(87,473)
Forward foreign currency exchange contracts	2,213,913
Foreign currency translations	(648,549)
Futures contracts	(2,605,081)
Options written	(7,415,552)
Swaps	17,470,341
Unfunded floating rate loan interests	(3)

(38,774,901)

Net realized and unrealized loss	(153,667,237)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(134,995,294)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$39,831
(b) Net of reduction in deferred foreign capital gain tax of	$3,325

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.

	Year Ended 12/31/22	Year Ended 12/31/21(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,671,943	$17,524,981
Net realized loss	(114,892,336)	(6,391,493)
Net change in unrealized appreciation (depreciation)	(38,774,901)	(22,638,275)

Net decrease in net assets resulting from operations	(134,995,294)	(11,504,787)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain
Institutional	—	(12,326,096)
Investor A	—	(1,538,076)
Investor C	—	(30,571)
Class K	—	(1,639,078)
Return of capital
Institutional	(16,889,603)	(747,970)
Investor A	(2,568,767)	(108,667)
Investor C	(94,796)	(4,420)
Class K	(3,845,543)	(94,821)

Decrease in net assets resulting from distributions to shareholders	(23,398,709)	(16,489,699)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(90,760,732)	157,929,804

NET ASSETS
Total increase (decrease) in net assets	(249,154,735)	129,935,318
Beginning of year	951,492,973	821,557,655

End of year	$702,338,238	$951,492,973

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of year	$6.20		$6.38		$6.13	$5.81		$6.01

Net investment income(b)	0.13		0.12		0.12	0.17		0.17
Net realized and unrealized gain (loss)	(1.05)		(0.19)		0.43	0.30		(0.22)

Net increase (decrease) from investment operations	(0.92)		(0.07)		0.55	0.47		(0.05)

Distributions(c)
From net investment income	—		(0.09)		(0.10)	(0.13)		(0.12)
From net realized gain	—		(0.01)		(0.20)	—		—
Return of capital	(0.16)		(0.01)		—	(0.02)		(0.03)

Total distributions	(0.16)		(0.11)		(0.30)	(0.15)		(0.15)

Net asset value, end of year	$5.12		$6.20		$6.38	$6.13		$5.81

Total Return(d)
Based on net asset value	(14.85)%		(1.08)%		9.04%	8.20	%(e)	(0.81)%

Ratios to Average Net Assets(f)
Total expenses	0.82	%(g)	0.81	%(h)	0.80%	0.98%		1.08%

Total expenses after fees waived and/or reimbursed	0.59	%(g)	0.61	%(h)	0.54%	0.63%		0.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.57	%(g)	0.61	%(h)	0.53%	0.53%		0.53%

Net investment income	2.40%		1.88%		1.93%	2.84%		2.88%

Supplemental Data
Net assets, end of year (000)	$479,103		$717,250		$671,817	$171,313		$160,252

Portfolio turnover rate(i)	288%		354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.78%, 0.55 and 0.53%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.73%, 0.53 and 0.53%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)	Year Ended 12/31/18(a)

Portfolio turnover rate (excluding MDRs)	195%	228%	234%	257%	269%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of year	$6.19		$6.38		$6.12	$5.80		$6.00

Net investment income(b)	0.12		0.10		0.11	0.16		0.16
Net realized and unrealized gain (loss)	(1.04)		(0.19)		0.44	0.30		(0.22)

Net increase (decrease) from investment operations	(0.92)		(0.09)		0.55	0.46		(0.06)

Distributions(c)
From net investment income	—		(0.08)		(0.09)	(0.12)		(0.12)
From net realized gain	—		(0.01)		(0.20)	—		—
Return of capital	(0.15)		(0.01)		—	(0.02)		(0.02)

Total distributions	(0.15)		(0.10)		(0.29)	(0.14)		(0.14)

Net asset value, end of year	$5.12		$6.19		$6.38	$6.12		$5.80

Total Return(d)
Based on net asset value	(14.92)%		(1.49)%		8.95%	7.95	%(e)	(1.07)%

Ratios to Average Net Assets(f)
Total expenses	1.12	%(g)	1.08	%(h)	1.10%	1.30%		1.42%

Total expenses after fees waived and/or reimbursed	0.84	%(g)	0.86	%(h)	0.80%	0.88%		0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.82	%(g)	0.86	%(h)	0.78%	0.78%		0.78%

Net investment income	2.15%		1.65%		1.74%	2.60%		2.66%

Supplemental Data
Net assets, end of year (000)	$83,094		$109,613		$91,388	$74,323		$61,723

Portfolio turnover rate(i)	288%		354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.08%, 0.80 and 0.78%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.00%, 0.78 and 0.78%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)	Year Ended 12/31/18(a)

Portfolio turnover rate (excluding MDRs)	195%	228%	234%	257%	269%

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of year	$6.19		$6.37		$6.12	$5.80		$6.00

Net investment income(b)	0.08		0.06		0.06	0.11		0.11
Net realized and unrealized gain (loss)	(1.04)		(0.19)		0.43	0.30		(0.22)

Net increase (decrease) from investment operations	(0.96)		(0.13)		0.49	0.41		(0.11)

Distributions(c)
From net investment income	—		(0.03)		(0.04)	(0.07)		(0.07)
From net realized gain	—		(0.01)		(0.20)	—		—
Return of capital	(0.11)		(0.01)		—	(0.02)		(0.02)

Total distributions	(0.11)		(0.05)		(0.24)	(0.09)		(0.09)

Net asset value, end of year	$5.12		$6.19		$6.37	$6.12		$5.80

Total Return(d)
Based on net asset value	(15.56)%		(2.07)%		7.97%	7.14	%(e)	(1.81)%

Ratios to Average Net Assets(f)
Total expenses	1.79	%(g)	1.83	%(h)	1.93%	2.11%		2.19%

Total expenses after fees waived and/or reimbursed	1.59	%(g)	1.63	%(h)	1.55%	1.64%		1.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.57	%(g)	1.63	%(h)	1.53%	1.53%		1.53%

Net investment income	1.40%		0.92%		1.03%	1.90%		1.94%

Supplemental Data
Net assets, end of year (000)	$4,055		$5,555		$3,055	$4,973		$6,308

Portfolio turnover rate(i)	288%		354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.75%, 1.55 and 1.53%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.73%, 1.53 and 1.53%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)	Year Ended 12/31/18(a)

Portfolio turnover rate (excluding MDRs)	195%	228%	234%	257%	269%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of year	$6.19		$6.38		$6.13	$5.81		$6.01

Net investment income(b)	0.13		0.12		0.13	0.17		0.17
Net realized and unrealized gain (loss)	(1.03)		(0.20)		0.42	0.31		(0.22)

Net increase (decrease) from investment operations	(0.90)		(0.08)		0.55	0.48		(0.05)

Distributions(c)
From net investment income	—		(0.09)		(0.10)	(0.14)		(0.12)
From net realized gain	—		(0.01)		(0.20)	—		—
Return of capital	(0.17)		(0.01)		—	(0.02)		(0.03)

Total distributions	(0.17)		(0.11)		(0.30)	(0.16)		(0.15)

Net asset value, end of year	$5.12		$6.19		$6.38	$6.13		$5.81

Total Return(d)
Based on net asset value	(14.67)%		(1.19)%		9.10%	8.26	%(e)	(0.76)%

Ratios to Average Net Assets(f)
Total expenses	0.67	%(g)	0.70	%(h)	0.69%	0.89%		1.01%

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.58	%(h)	0.49%	0.58%		0.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.51	%(g)	0.58	%(h)	0.48%	0.48%		0.48%

Net investment income	2.43%		1.97%		2.01%	2.88%		2.93%

Supplemental Data
Net assets, end of year (000)	$136,087		$119,076		$55,297	$33,655		$34,111

Portfolio turnover rate(i)	288%		354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.62%, 0.49 and 0.47%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.60%, 0.48 and 0.48%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)	Year Ended 12/31/18(a)

Portfolio turnover rate (excluding MDRs)	195%	228%	234%	257%	269%

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)   Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)   A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman) (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Cayman Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $0, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2022, there were no transactions in the Cayman Subsidiary. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Directors and Officer expense on the Statement of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions, which are shown as interest expense in the Statement of Operations.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

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Notes to Financial Statements  (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

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Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is

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Notes to Financial Statements  (continued)

lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Strategic Global Bond Fund, Inc.	Vaca Morada Partners LP	$54,066	$54,066	$53,931	$(135)

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Notes to Financial Statements  (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the fund to make future cash payments. As of December 31, 2022, the Fund had outstanding commitments of $300,000. These commitments are not included in the net assets of the Fund as of December 31, 2022.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Fund were $512,039 and 3.14%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreement and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When a Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.50%
$1 billion — $3 billion	0.47
$3 billion — $5 billion	0.45
$5 billion — $10 billion	0.44
Greater than $10 billion	0.43

The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary.

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of the Fund for which BIL or BSL, as applicable, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

For the year ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$233,387	$47,380	$280,767

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$3,001	$1,592	$201	$326	$5,120

For the year ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific	$805,565	$179,767	$5,346	$8,415	$999,093

Other Fees: For the year ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $1,191.

For the year ended December 31, 2022, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$7,797	$2,579	$10,376

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived and/or reimbursed was $9,496.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $72,504 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.53%
Investor A	0.78
Investor C	1.53
Class K	0.48

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2022, the Manager waived and/or reimbursed investment advisory fees of $995,166 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the year ended December 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$521,241	$133,091	$2,975	$8,414	$665,721

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
BlackRock Strategic Global Bond Fund, Inc.	$286,368	$1,365,283	$ (244,043)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
BlackRock Strategic Global Bond Fund, Inc.	$30,270,892	$35,078,872	$2,004,046,802	$2,227,938,299

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were $660,957,347 and $661,714,021, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to net operating loss were reclassified to the following accounts:

		Strategic Global Bond Fund, Inc.
Paid-in capital	$	(102,738)
Accumulated earnings (loss)		102,738

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21
BlackRock Strategic Global Bond Fund, Inc.
Ordinary income	$—	$ 15,533,821
Return of capital	23,398,709	955,878

	$23,398,709	$ 16,489,699

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

BlackRock Strategic Global Bond Fund, Inc.	$(100,236,388)	$(27,001,606)	$(3,110,856)	$(130,348,850)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, and foreign currency contracts, the accounting for swap agreements, timing and recognition of partnership income, amortization methods for premiums on fixed income securities, the accrual of income on securities in default and the classification of investments.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Strategic Global Bond Fund, Inc.	$889,659,456	$128,989,871	$(154,275,305)	$(25,285,434)

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience

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Notes to Financial Statements  (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms,

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Strategic Global Bond Fund, Inc.
Institutional
Shares sold	47,387,967	$259,150,206	93,581,529	$589,595,060
Shares issued in reinvestment of distributions	2,895,182	15,589,443	1,935,488	12,142,430
Shares redeemed	(72,530,991)	(396,732,385)	(85,084,447)	(534,309,564)

	(22,247,842)	$(121,992,736)	10,432,570	$67,427,926

Investor A
Shares sold	4,900,448	$27,095,285	10,558,581	$66,350,199
Shares issued in reinvestment of distributions	447,573	2,399,813	246,783	1,547,230
Shares redeemed	(6,821,956)	(37,373,102)	(7,438,652)	(46,701,129)

	(1,473,935)	$(7,878,004)	3,366,712	$21,196,300

Investor C
Shares sold	161,059	$885,670	654,926	$4,116,151
Shares issued in reinvestment of distributions	17,559	93,566	5,474	34,246
Shares redeemed and automatic conversion of shares	(283,802)	(1,524,282)	(242,254)	(1,518,876)

	(105,184)	$(545,046)	418,146	$2,631,521

Class K
Shares sold	12,323,881	$66,741,072	14,436,670	$90,931,789
Shares issued in reinvestment of distributions	605,981	3,228,625	214,311	1,340,902
Shares redeemed	(5,582,529)	(30,314,643)	(4,095,307)	(25,598,634)

	7,347,333	$39,655,054	10,555,674	$66,674,057

	(16,479,628)	$(90,760,732)	24,773,102	$157,929,804

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Strategic Global Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. Such financial statements and financial highlights of the Fund are consolidated as of and for each of the four years in the period ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	71

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund met on November 10-11, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	73

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 31, 2022, Karen P. Robards retired as a Director of the Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	75

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	77

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BBSW	Bank Bill Swap Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

MXIBOR	Mexico Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PIPE	Private Investment in Public Equity

PJSC	Public Joint Stock Company

PSF	Permanent School Fund

RB	Revenue Bond

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$74,970	$74,235	$44	$207	$19,000	$18,800	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$19,475	$19,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a)	The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)	Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: February 23, 2023